Exhibit 99.2

THIRD QUARTER 2015

SUPPLEMENTAL DATA

SEPTEMBER 30, 2015

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2015 that will be released on Form 10-Q to be filed on or before November 9, 2015.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	4
Highlights	5-14
Comparative Balance Sheets	15-16
Comparative Statements of Operations	17
Comparative Computation of FFO and FAD	18
Consolidated Statement of Equity	19
Joint Venture Statements	20-22

Selected Financial Data	23-26
Debt Summary Schedule	27-29
Summary of Ground Lease Arrangements	30

Debt and Preferred Equity Investments	31-33

Selected Property Data
Composition of Property Portfolio	34-41
Largest Tenants	42
Tenant Diversification	43
Leasing Activity Summary	44-47
Annual Lease Expirations	48-50

Summary of Real Estate Acquisition/Disposition Activity	51-57
Corporate Information	58
Analyst Coverage	59
Supplemental Definitions	60

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is an S&P 500 company and New York City’s largest office landlord. The Company is a self-managed Real Estate Investment Trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

SL Green, a Maryland corporation, and SL Green Operating Partnership, L.P., or the Operating Partnership, a Delaware limited partnership, were formed in June 1997 for the purpose of combining the commercial real estate business of S.L. Green Properties, Inc. and its affiliated partnerships and entities. The Operating Partnership received a contribution of interest in the real estate properties, as well as 95% of the economic interest in the management, leasing and construction companies, which are referred to as the Service Corporation, a consolidated variable interest entity. All of the management, leasing and construction services with respect to the properties that are wholly-owned by us are conducted through SL Green Management LLC which is 100% owned by the Operating Partnership.

Substantially all of our assets are held by, and all of our operations are conducted through the Operating Partnership. The Company is the sole managing general partner of the Operating Partnership.

Reckson Operating Partnership, L.P., or ROP, commenced operations in June 1995 and became a wholly-owned subsidiary of the Operating Partnership, in January 2007.

As of September 30, 2015, SL Green held interests in 121 Manhattan buildings totaling 43.2 million square feet. This included ownership interests in 30.6 million square feet of commercial buildings and debt and preferred equity investments secured by 12.6 million square feet of buildings. In addition to its Manhattan investments, SL Green held ownership interests in 35 suburban buildings totaling 5.3 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

Summary

New York, NY, October 21, 2015 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, for the quarter ended September 30, 2015 of $177.4 million, or $1.71 per share, before transaction related costs of $5.9 million, or $0.06 per share, as compared to FFO for the same period in 2014 of $154.7 million, or $1.55 per share, before transaction related costs of $2.7 million, or $0.03 per share, and a non-recurring charge related to the refinancing of 420 Lexington Avenue of $24.5 million, or $0.24 per share.  FFO for the current quarter includes a tax benefit of $5.3 million, or $0.05 per share, related to the Company’s taxable REIT subsidiary.

Net income attributable to common stockholders for the quarter ended September 30, 2015 totaled $163.7 million, or $1.64 per share, compared to net income attributable to common stockholders of $64.7 million, or $0.68 per share, for the same quarter in 2014.  Net income attributable to common stockholders for the current quarter includes $155.8 million, or $1.50 per share, of net gains recognized from the sale of real estate and $28.4 million, or $0.27 per share, of accelerated depreciation expense related to one of the properties that comprise the One Vanderbilt development site.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the quarter ended September 30, 2015, the Company reported consolidated revenues and operating income of $432.1 million and $258.5 million, respectively, compared to $390.3 million and $211.1 million, respectively, for the same period in 2014.

Same-store cash NOI on a combined basis increased by 6.5 percent to $178.6 million and by 4.6 percent to $522.3 million for the three and nine months ended September 30, 2015, respectively, as compared to the same periods in 2014.  For the three months ended September 30, 2015, consolidated property same-store cash NOI increased by 6.3 percent to $157.7 million and unconsolidated joint venture property same-store cash NOI increased by 8.0 percent to $20.9 million, as compared to the same period in 2014.  For the nine months ended September 30, 2015, consolidated property same-store cash NOI increased by 4.2 percent to $462.0 million and unconsolidated joint venture property same-store cash NOI increased by 7.6 percent to $60.3 million, as compared to the same period in 2014.

During the third quarter, the Company signed 51 office leases in its Manhattan portfolio totaling 533,697 square feet.  Thirteen leases comprising 144,936 square feet represented office leases that replaced previous vacancy. Thirty-eight leases comprising 388,761 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $71.60 per rentable square foot, representing a 15.6 percent

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 9.0 years and average tenant concessions were 6.2 months of free rent with a tenant improvement allowance of $49.68 per rentable square foot.

During the first nine months of 2015, the Company signed 145 office leases in its Manhattan portfolio totaling 1,839,535 square feet. Forty-five leases comprising 766,127 square feet represented office leases that replaced previous vacancy. One hundred leases comprising 1,073,408 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $65.74 per rentable square foot, representing a 13.8 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy increased to 97.3 percent at September 30, 2015, inclusive of 143,757 square feet of leases signed but not yet commenced, as compared to 95.3 percent at September 30, 2014 and 97.0 percent at June 30, 2015.

During the third quarter, the Company signed 23 office leases in its Suburban portfolio totaling 131,366 square feet.  Nine leases comprising 33,595 square feet represented office leases that replaced previous vacancy. Fourteen leases comprising the remaining 97,771 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $29.58 per rentable square foot, representing a 3.8 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the third quarter was 7.2 years and average tenant concessions were 5.8 months of free rent with a tenant improvement allowance of $31.37 per rentable square foot.

During the first nine months of 2015, the Company signed 88 office leases in its Suburban portfolio totaling 546,044 square feet. Twenty-nine leases comprising 164,924 square feet represented office leases that replaced previous vacancy. Fifty-nine leases comprising 381,120 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $32.92 per rentable square foot, representing a 3.6 percent decrease over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company’s Suburban portfolio was 81.6 percent at September 30, 2015, inclusive of 79,091 square feet of leases signed but not yet commenced, as compared to 81.5 percent at September 30, 2014 and 82.8 percent at June 30, 2015.

In October, the Company signed a new lease with Fir Tree, Inc., a prominent hedge fund, at 55 West 46th Street, also known as Tower 46, for 31,126 square feet with a term of 10.5 years.  This lease marks the first significant lease following the Company’s

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

successful new marketing campaign, undertaken since acquisition of the property.  The new headquarters lease covers the entire 29th and part of the 28th floors of the newly-constructed office building.

Significant leases that were signed during the third quarter included:

•                  Early renewal and expansion for 103,515 square feet with Pandora Media, Inc. at 125 Park Avenue, extending the remaining lease term to 11.0 years;

•                  New lease for 42,849 square feet with New Advisory, LP at 280 Park Avenue for 11.0 years;

•                  New lease for 41,868 square feet with Leukemia Lymphoma Society at 1100 King Street — 3 International Drive, Rye Brook, New York, for 15.0 years;

•                  New lease for 40,543 square feet with IMG Worldwide, Inc. at 304 Park Avenue South for 12.3 years;

•                  Early renewal and expansion for 38,885 square feet with Harvest Partners, L.P. at 280 Park Avenue, extending the remaining lease term to 13.2 years;

•                  New lease for 34,640 square feet with Berkeley Research Group, LLC at 810 Seventh Avenue for 7.3 years;

•                  New lease for 24,928 square feet with Metro-North Commuter Railroad at 420 Lexington Avenue for 19.0 years;

•                  New lease for 22,931 square feet with Medley Capital LLC at 280 Park Avenue for 7.8 years; and

•                  Early renewal for 21,981 square feet with Teknion LLC at 641 Sixth Avenue, extending the remaining lease term to 11.0 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2015 were $23.5 million, or 4.8 percent of total revenues and an annualized 44 basis points of total assets including the Company’s share of joint venture revenues and assets.

Real Estate Investment Activity

In August, the Company completed the acquisition of Eleven Madison Avenue for $2.285 billion plus approximately $300.0 million in costs associated with lease stipulated improvements to the property. The acquisition was financed at closing with a $1.4 billion 10-year, interest only, fixed rate mortgage financing carrying a per annum interest rate of 3.838 percent.

From the beginning of the third quarter to date, the Company has sold 12 properties, as discussed below, at a total gross asset valuation of $1.7 billion, that will generate cash proceeds to the Company in excess of $670.0 million.  The blended cap

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

rate on the sales of Manhattan properties was 3.3 percent.  These transactions further the real estate disposition and reinvestment strategy the Company outlined in conjunction with the acquisition of Eleven Madison Avenue.

•                  In September, the Company closed on the sale of Tower 45, a Midtown Manhattan office building located at 120 West 45th Street, for $365 million or $830 per square foot.  The 440,000-square-foot Tower 45 was acquired by the Company in 2007 as part of the merger with Reckson Associates. Subsequently, the Company executed a significant capital improvement program that successfully repositioned the property.  The Company recognized a gain on sale of the property of $58.6 million.

•                  In July, the Company formed a joint venture with Invesco Real Estate (“Invesco”) for the ownership of 131-137 Spring Street, a 73,000 square foot mixed-use asset located in SoHo. Under the terms of the agreement, Invesco subsequently acquired an 80.0 percent stake in the property, with the Company retaining a 20.0 percent ownership interest as well as management and leasing responsibilities. The transaction valued the property at $277.8 million, or $3,805 per square foot, and the Company recognized a gain on sale of the property of $101.1 million.

•                  In September, the Company closed on the sale of its interest in the commercial condominium located at 315 West 36th Street, at a gross asset valuation of $115 million or $779 per square foot.  The Company acquired its interest in the property in late 2012 at a gross asset valuation of $45 million.  The Company recognized a gain on sale of the property of $16.3 million.

•                  In August, the Company, together with its joint venture partner, closed on the sale of the Meadows Office Complex, a two-building 604,000 square foot property in Rutherford, New Jersey, for $121.1 million or $201 per square foot.  The Company owned a 50 percent joint venture interest in the property.

•                  In September, the Company reached an agreement to sell two Fifth Avenue retail development sites to a single buyer for $125.4 million or $13,690 per zoning square foot.  The sites, located at 570 Fifth Avenue and 574 Fifth Avenue, were acquired by the Company in November 2013 for a total of $78.7 million. The Company subsequently vacated the tenants in the existing buildings in preparation for a comprehensive retail development.  The transaction is expected to be completed in the fourth quarter of 2015, subject to customary closing conditions.

•                  In October, the Company announced an agreement to sell the leased fee interest in 885 Third Avenue for a gross sale price of $453 million. The Company acquired the leased fee interest in 885 Third Avenue in a joint venture partnership in 2007 at a gross asset valuation of $317 million and subsequently fully consolidated its position in 2010 at a gross asset valuation of $352 million. As part of the transaction, the Company will retain a preferred equity position.  The sale, executed at a capitalization rate of 3.8%, will generate net proceeds to

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

the Company of approximately $45 million, after giving consideration to the retained preferred equity interest and the in-place mortgage of $267.7 million, which is scheduled to mature in 2017.  The sale is expected to be completed in the fourth quarter of 2015, subject to customary closing conditions.

•                  In October, the Company announced an agreement to sell the recently-completed Pace University dormitory tower at 33 Beekman Street for a gross sale price of $196 million. The Company owns the property in a joint venture.  33 Beekman was jointly developed by the Company and the Naftali Group. It houses 772 dormitory beds, and features a public plaza and ground-floor retail and amenity space used by the university. The project is the Company’s second successful dormitory development for Pace, following on the heels of a 609-bed dormitory and retail project at 180 Broadway, which was completed and delivered in early 2013. The sale, executed at a capitalization rate of 3.9%, will generate net proceeds to the Company of approximately $64 million.  The sale is expected to be completed in the first half of 2016, subject to customary closing conditions.

•                  In October, the Company reached an agreement to sell the properties at 140-150 Grand Street in White Plains, New York for $32.0 million.   The transaction is expected to be completed in the fourth quarter of 2015, subject to customary closing conditions.

•                  In July, the Company closed on the acquisition of a 90.0 percent interest in The SoHo Building at 110 Greene Street based on a gross asset valuation of $255.0 million. The transaction increases the Company’s sizable footprint in SoHo, adding the submarket’s best office space to the Company’s commercial portfolio, and extending its substantial retail presence.

•                  In August, the Company closed on the acquisition of two mixed-use properties located at 187 Broadway and 5-7 Dey Street for $63.7 million.  Located adjacent to the entrance to Downtown Manhattan’s new Fulton Transit Center and one block east of the World Trade Center, the site consists of two mixed-use, retail/office buildings in a neighborhood that has undergone rapid growth in the office, residential and retail segments.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.5 billion at September 30, 2015.  During the third quarter, the Company originated new debt and preferred equity investments totaling $78.0 million, of which $48.0 million was retained and $46.5 million was funded, at a weighted average current yield of 7.2 percent, and recorded $262.3 million of principal reductions from investments that were sold or repaid.  During the nine months ended September 30, 2015, the Company originated and retained new debt and preferred equity investments totaling $506.2 million at a weighted average current yield of 9.8 percent.  As of September 30, 2015, the debt and preferred equity investment portfolio had a weighted average maturity of 1.7 years, excluding any extension options, and had a weighted average yield during the third quarter of 10.1 percent.

THIRD QUARTER 2015 HIGHLIGHTS Unaudited

Financing Activity

In August, the Company expanded its unsecured corporate credit facility by $500 million, to $2.533 billion. The revolving line of credit portion of the facility, which matures in March 2020, has been increased by $400 million to $1.6 billion and the term loan portion of the facility, which matures in June 2019, has been increased by $100 million to $933 million.

In September, the Company announced that Belmont Insurance Company (“Belmont”), a New York licensed captive insurance company, its wholly-owned subsidiary, became a member of the Federal Home Loan Bank of New York (“FHLBNY”). Belmont is the first captive insurance company to gain membership in the FHLBNY cooperative.  Members have access to a wide variety of flexible, low-cost funding through FHLBNY’s credit products, enabling members to customize advances, interest rates and match asset and liability terms. Eligible collateral to pledge to FHLBNY includes residential, multi-family and commercial mortgage loans, mortgage backed securities, and US Treasury and Agency securities.

Dividends

During the third quarter of 2015, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.60 per share of common stock, which was paid on October 14, 2015 to shareholders of record on the close of business on September 30, 2015; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2015 through and including October 14, 2015, which was paid on October 15, 2015 to shareholders of record on the close of business on September 30, 2015, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data September 30, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2015		6/30/2015		3/31/2015		12/31/2014		9/30/2014

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$1.64		$(0.39)		$0.44		$0.59		$0.68
Funds from operations available to common stockholders - diluted	$1.65		$1.62		$1.50		$1.43		$1.28
Reported funds available for distribution to common stockholders - diluted	$1.04		$0.96		$1.04		$0.94		$(0.07)
Recurring funds available for distribution to common stockholders - diluted	$1.29		$1.30		$1.29		$1.11		$0.75

Common Share Price & Dividends
Closing price at the end of the period	$108.16		$109.89		$128.38		$119.02		$101.32
Closing high price during period	$116.97		$131.64		$134.00		$123.10		$111.86
Closig low price during period	$100.95		$109.89		$121.32		$101.23		$101.32
Common dividend per share	$0.60		$0.60		$0.60		$0.60		$0.50

FFO payout ratio (trailing 12 months)	38.7%		39.4%		37.8%		35.9%		34.5%
Reported FAD payout ratio (trailing 12 months)	60.2%		79.8%		73.0%		66.7%		70.4%
Recurring FAD payout ratio (trailing 12 months)	48.1%		51.6%		50.4%		48.1%		49.1%

Common Shares & Units
Common shares outstanding	99,659		99,590		99,533		97,325		95,945
Units outstanding	3,875		3,907		3,913		3,973		3,735
Total common shares and units outstanding	103,534		103,497		103,446		101,298		99,680

Weighted average common shares and units outstanding - basic	103,522		103,487		102,366		100,561		99,319
Weighted average common shares and units outstanding - diluted	103,929		103,946		103,019		101,034		99,706

Market Capitalization
Market value of common equity	$11,198,237		$11,373,285		$13,280,397		$12,056,488		$10,099,578
Liquidation value of preferred equity/units	512,516		354,723		340,915		301,115		303,115
Consolidated debt	10,130,502		8,375,984		8,089,085		8,432,729		8,736,352
Consolidated market capitalization	$21,841,255		$20,103,992		$21,710,397		$20,790,332		$19,139,045
SLG portion of JV debt	1,683,320		1,695,340		1,693,466		1,601,340		1,394,788
Combined market capitalization	$23,524,575		$21,799,332		$23,403,863		$22,391,672		$20,533,833

Consolidated debt to market capitalization (1)	46.4%		41.7%		37.3%		40.6%		45.6%
Combined debt to market capitalization (1)	50.2%		46.2%		41.8%		44.8%		49.3%

Consolidated debt service coverage (trailing 12 months)	2.78	x	2.63	x	2.60	x	2.53	x	2.53	x
Consolidated fixed charge coverage (trailing 12 months)	2.45	x	2.33	x	2.30	x	2.24	x	2.24	x
Combined debt service coverage (trailing 12 months)	2.47	x	2.36	x	2.31	x	2.26	x	2.24	x
Combined fixed charge coverage (trailing 12 months)	2.20	x	2.10	x	2.07	x	2.03	x	2.01	x

(1) Includes the liquidation value of preferred equity/units.

Supplemental Information	Third Quarter 2015

SL Green Realty Corp. Key Financial Data September 30, 2015 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014

Selected Balance Sheet Data
Real estate assets before depreciation	$16,385,841	$14,079,832	$13,978,464	$14,536,503	$14,564,675
Investments in unconsolidated joint ventures	$1,239,008	$1,262,723	$1,244,185	$1,172,020	$996,842
Debt and preferred equity investments	$1,501,619	$1,685,234	$1,548,739	$1,408,804	$1,432,951
Cash and cash equivalents	$244,360	$215,896	$330,770	$281,409	$253,520
Investment in marketable securities	$46,432	$46,251	$47,716	$39,429	$39,293

Total assets	$19,490,569	$17,266,958	$17,080,732	$17,096,587	$17,237,109

Fixed rate & hedged debt	$7,137,994	$5,841,563	$6,016,084	$6,140,787	$5,941,950
Variable rate debt (1)	2,992,508	2,364,421	2,073,000	2,038,000	2,347,000
Total consolidated debt	$10,130,502	$8,205,984	$8,089,084	$8,178,787	$8,288,950

Total liabilities	$11,112,874	$9,186,434	$8,927,560	$9,096,732	$9,419,267

Fixed rate & hedged debt - including SLG portion of JV debt	$8,085,553	$6,798,495	$6,973,410	$6,898,199	$6,526,496
Variable rate debt - including SLG portion of JV debt (1)	3,728,269	3,102,829	2,809,140	2,881,928	3,157,242
Total combined debt	$11,813,822	$9,901,324	$9,782,550	$9,780,127	$9,683,738

Selected Operating Data
Property operating revenues	$366,719	$345,633	$344,298	$338,356	$335,119
Property operating expenses	(147,909)	(134,486)	(140,688)	(137,452)	(135,747)
Property NOI	$218,810	$211,147	$203,610	$200,904	$199,372
NOI from discontinued operations	—	—	488	5,441	7,750
Total property NOI - consolidated	$218,810	$211,147	$204,098	$206,345	$207,122
SLG share of property NOI from JVs	38,804	38,640	35,054	34,757	33,232
Total property NOI - combined	$257,614	$249,787	$239,152	$241,102	$240,354
Investment income	49,328	45,191	42,069	41,048	43,969
Other income	16,019	18,250	9,932	7,223	11,186
Marketing general & administrative expenses	(23,475)	(23,200)	(25,464)	(22,710)	(22,649)
EBITDA - combined	$299,486	$290,028	$265,689	$266,663	$272,860

(1) Does not include $915.5M of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	Third Quarter 2015

SL Green Realty Corp. Key Financial Data September 30, 2015 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	9/30/2015		6/30/2015	3/31/2015	12/31/2014	9/30/2014

Selected Operating Data
Property operating revenues	$334,809		$314,960	$313,818	$307,542	$305,052
Property operating expenses	127,382		115,174	120,411	118,046	115,816
Property NOI	$207,427		$199,786	$193,407	$189,496	$189,236
NOI from discontinued operations	—		—	490	5,438	7,749
Total property NOI - consolidated	$207,427		$199,786	$193,897	$194,934	$196,985

Other income - consolidated	$7,337		$13,230	$5,220	$1,551	$288

SLG share of property NOI from unconsolidated JV	$35,145		$34,150	$30,823	$31,039	$29,909

Portfolio Statistics
Consolidated office buildings in service	26		24	23	23	23
Unconsolidated office buildings in service	6		7	7	7	7
	32		31	30	30	30

Consolidated office buildings in service - square footage	20,700,091		18,533,045	18,429,045	18,429,045	18,429,045
Unconsolidated office buildings in service - square footage	3,328,496		3,476,115	3,476,115	3,476,115	3,476,115
	24,028,587		22,009,160	21,905,160	21,905,160	21,905,160

Quarter end occupancy- same store - combined office (consolidated + JV)	96.6	%(1)	96.5%	95.5%	94.6%	94.7%

Office Leasing Statistics
Total office leases commenced	38		43	47	37	56

Commenced office square footage filling vacancy	56,387		269,446	113,796	72,334	164,096
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	232,629		303,986	186,511	231,343	565,219
Total office square footage commenced	289,016		573,432	300,307	303,677	729,315

Average starting cash rent psf — office leases commenced	$70.45		$61.66	$62.99	$59.49	$64.20
Previously escalated cash rent psf - office leases commenced	$55.57		$52.94	$57.67	$51.85	$53.98
Increase in new cash rent over previously escalated cash rent (2)	26.8%		16.5%	9.2%	14.7%	18.9%
Average lease term	7.8		11.3	8.1	10.6	10.3
Tenant concession packages psf	$39.44		$54.43	$45.05	$40.41	$46.60
Free rent months	3.7		6.2	4.2	5.0	2.1

(1) Manhattan same-store occupancy, inclusive of 143,757 square feet of leases signed but not yet commenced, is 97.3% as of September 30, 2015, as compared to 95.3% at September 30, 2014 and 97.0% at June 30, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Third Quarter 2015

SL Green Realty Corp. Key Financial Data September 30, 2015 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	9/30/2015		6/30/2015	3/31/2015	12/31/2014	9/30/2014

Selected Operating Data
Property operating revenues	$30,231		$29,355	$29,170	$29,969	$29,230
Property operating expenses	16,221		16,045	16,797	15,341	15,925
Property NOI	$14,010		$13,310	$12,373	$14,628	$13,305
NOI from discontinued operations	—		—	—	—	—
Total property NOI - consolidated	$14,010		$13,310	$12,373	$14,628	$13,305

Other income - consolidated	$240		$395	$299	$299	$1,141

SLG share of property NOI from unconsolidated JV	$271		$1,301	$966	$1,119	$1,152

Portfolio Statistics
Consolidated office buildings in service	28		28	27	27	27
Unconsolidated office buildings in service	3		5	4	4	4
	31		33	31	31	31

Consolidated office buildings in service - square footage	4,450,400		4,450,400	4,365,400	4,365,400	4,365,400
Unconsolidated office buildings in service - square footage	705,641		1,287,741	1,222,100	1,222,100	1,222,100
	5,156,041		5,738,141	5,587,500	5,587,500	5,587,500

Quarter end occupancy- same store - combined office (consolidated + JV)	80.0	%(1)	80.8%	79.5%	81.4%	80.7%

Office Leasing Statistics
Total office leases commenced	19		32	31	34	29

Commenced office square footage filling vacancy	59,812		111,895	39,609	138,822	53,218
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	80,403		102,088	122,986	130,333	118,938
Total office square footage commenced	140,215		213,983	162,595	269,155	172,156

Average starting cash rent psf - office leases commenced	$33.64		$36.28	$34.78	$32.74	$31.47
Previously escalated cash rent psf - office leases commenced	$35.48		$36.72	$34.99	$33.22	$31.63
Decrease in new cash rent over previously escalated cash rent (2)	-5.2%		-1.2%	-0.6%	-1.5%	-0.5%
Average lease term	6.4		8.0	6.5	9.0	8.4
Tenant concession packages psf	$30.19		$31.92	$14.30	$29.99	$28.83
Free rent months	5.1		6.0	4.7	8.2	5.6

(1) Suburban same-store occupancy, inclusive of 79,091 square feet of leases signed but not yet commenced, is 81.6% as of September 30, 2015, as compared to 81.5% at September 30, 2014 and 82.8% at June 30, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	Third Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Assets
Commercial real estate properties, at cost:
Land & land interests	$4,689,031	$3,756,488	$3,830,787	$3,844,518	$3,833,305
Buildings & improvements fee interest	10,079,151	8,397,117	8,697,145	8,778,593	8,679,637
Buildings & improvements leasehold	1,425,299	1,424,822	1,423,087	1,418,585	1,405,255
Buildings & improvements under capital lease	47,445	27,445	27,445	27,445	27,445
	16,240,926	13,605,872	13,978,464	14,069,141	13,945,642
Less accumulated depreciation	(1,979,824)	(2,081,646)	(1,973,674)	(1,905,165)	(1,826,027)
Net real estate	14,261,102	11,524,226	12,004,790	12,163,976	12,119,615
Other real estate investments:
Investment in unconsolidated joint ventures	1,239,008	1,262,723	1,244,185	1,172,020	996,842
Debt and preferred equity investments, net	1,501,619	1,685,234	1,548,739	1,408,804	1,432,951

Assets held for sale, net	117,885	420,569	—	462,430	753,457
Cash and cash equivalents	244,360	215,896	330,770	281,409	253,520
Restricted cash	279,592	128,234	128,834	149,176	159,303
Investment in marketable securities	46,432	46,251	47,716	39,429	39,293
Tenant and other receivables, net of $15,712 reserve at 9/30/15	66,896	64,873	50,156	57,369	64,184
Related party receivables	11,089	11,395	12,088	11,735	13,262
Deferred rents receivable, net of reserve for
tenant credit loss of $22,190 at 9/30/15	467,627	433,999	408,229	374,944	364,284
Deferred costs, net	342,936	328,838	326,555	327,962	310,860
Other assets	912,023	1,144,720	978,670	647,333	729,538

Total Assets	$19,490,569	$17,266,958	$17,080,732	$17,096,587	$17,237,109

Supplemental Information	Third Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Liabilities
Mortgages and other loans payable	$6,865,383	$5,287,934	$5,359,043	$5,586,709	$5,890,782
Term loan and senior unsecured notes	2,216,120	2,113,050	2,110,041	2,107,078	2,054,168
Revolving credit facility	949,000	705,000	520,000	385,000	244,000
Accrued interest and other liabilities	204,224	161,188	162,910	137,634	127,811
Accounts payable and accrued expenses	173,228	147,028	151,427	173,246	183,001
Deferred revenue	428,334	337,571	369,626	187,148	215,527
Capitalized lease obligations	41,171	21,013	20,917	20,822	20,728
Deferred land lease payable	1,557	1,387	1,301	1,215	1,129
Dividends and distributions payable	67,109	66,026	65,868	64,393	53,571
Security deposits	66,654	67,985	66,427	66,614	66,659
Liabilities related to assets held for sale	94	178,252	—	266,873	461,891
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	11,112,874	9,186,434	8,927,560	9,096,732	9,419,267

Noncontrolling interest in operating partnership
(3,875 units outstanding) at 9/30/15	423,421	431,418	498,881	469,524	381,274

Preferred Units	282,516	124,723	110,915	71,115	73,115

Equity
Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized,
103,383 issued and outstanding at 9/30/15	1,034	1,033	1,032	1,010	996
Additional paid—in capital	5,593,653	5,570,746	5,572,410	5,289,479	5,130,858
Treasury stock (3,723 shares) at 9/30/15	(335,311)	(325,207)	(325,207)	(320,471)	(320,222)
Accumulated other comprehensive loss	(15,821)	(10,906)	(11,810)	(6,980)	(2,896)
Retained earnings	1,772,833	1,657,911	1,690,578	1,752,404	1,813,956
Total SL Green Realty Corp. stockholders’ equity	7,238,320	7,115,509	7,148,935	6,937,374	6,844,624

Noncontrolling interest in other partnerships	433,438	408,874	394,441	521,842	518,829

Total equity	7,671,758	7,524,383	7,543,376	7,459,216	7,363,453

Total Liabilities and Equity	$19,490,569	$17,266,958	$17,080,732	$17,096,587	$17,237,109

Supplemental Information	Third Quarter 2015

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2015	2014	2015	2015	2014
Revenues
Rental revenue, net	$318,465	$291,293	$304,226	$926,020	$826,877
Escalation and reimbursement revenues	48,254	43,826	41,407	130,630	120,209
Investment income	49,328	43,969	45,191	136,588	137,767
Other income	16,019	11,186	18,250	44,201	48,498
Total Revenues, net	432,066	390,274	409,074	1,237,439	1,133,351

Equity in net income from unconsolidated joint ventures	3,627	6,034	2,994	10,651	20,781
Loss on early extinguishment of debt	—	(24,475)	—	(49)	(25,500)

Expenses
Operating expenses	78,648	72,111	70,114	225,539	211,118
Ground rent	8,252	8,088	8,086	24,526	24,161
Real estate taxes	61,009	55,548	56,286	173,018	159,702
Transaction related costs	5,829	2,383	3,067	10,039	6,554
Marketing, general and administrative	23,475	22,649	23,200	72,139	69,778
Total Operating Expenses	177,213	160,779	160,753	505,261	471,313

Operating Income	258,480	211,054	251,315	742,780	657,319

Interest expense, net of interest income	84,141	82,376	75,746	235,694	236,424
Amortization of deferred financing costs	7,160	6,679	5,952	19,727	15,737
Depreciation and amortization	146,185	94,443	199,565	454,087	274,337

Income (Loss) from Continuing Operations	20,994	27,556	(29,948)	33,272	130,821

Income from discontinued operations	—	4,035	—	427	15,449
Gain on sale of real estate	159,704	29,507	—	172,687	144,242
Equity in net gain on sale of joint venture interest / real estate	15,281	16,496	769	16,050	122,580
Purchase price fair value adjustment	—	(4,000)	—	—	67,446
Depreciable real estate reserves	(19,226)	—	—	(19,226)	—
Net Income (Loss)	176,753	73,594	(29,179)	203,210	480,538

Net income attributable to noncontrolling interests	(7,132)	(4,348)	(5,049)	(19,851)	(21,055)
Dividends on preferred units	(2,225)	(820)	(1,140)	(4,316)	(1,950)

Net Income (Loss) Attributable to SL Green Realty Corp	167,396	68,426	(35,368)	179,043	457,533

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(11,214)	(11,214)

Net Income (Loss) Attributable to Common Stockholders	$163,658	$64,688	$(39,106)	$167,829	$446,319

Earnings per Share
Net income (loss) per share (basic)	$1.64	$0.68	$(0.39)	$1.69	$4.68
Net income (loss) per share (diluted)	$1.64	$0.68	$(0.39)	$1.68	$4.66

Supplemental Information	Third Quarter 2015

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2015	2014	2015	2015	2014
Funds from Operations
Net Income (Loss) Attributable to Common Stockholders	$163,658	$64,688	$(39,106)	$167,829	$446,319

Depreciation and amortization	146,185	94,443	199,565	454,087	274,337
Discontinued operations depreciation adjustments	—	678	—	—	5,434
Joint ventures depreciation and noncontrolling interests adjustments	10,796	5,831	4,435	23,853	26,979
Net income attributable to noncontrolling interests	7,132	4,348	5,049	19,851	21,055
Depreciable real estate reserves, net of recovery	—	—	—	—
Loss (gain) on equity investment in marketable securities	—	—	—	—	—
Gain on sale of real estate	(159,704)	(29,507)	—	(172,687)	(144,242)
Equity in net gain on sale of joint venture property / real estate	(15,281)	(16,496)	(769)	(16,050)	(122,580)
Purchase price fair value adjustment	—	4,000	—	—	(67,446)
Depreciable real estate reserves	19,226	—	—	19,226	—
Non-real estate depreciation and amortization	(500)	(503)	(500)	(1,525)	(1,520)
Funds From Operations	$171,512	$127,482	$168,674	$494,584	$438,336

Funds From Operations - Basic per Share	$1.66	$1.28	$1.63	$4.80	$4.43

Funds From Operations - Diluted per Share	$1.65	$1.28	$1.62	$4.77	$4.41

Funds Available for Distribution
FFO	$171,512	$127,482	$168,674	$494,584	$438,336

Non real estate depreciation and amortization	500	503	500	1,525	1,520
Amortization of deferred financing costs	7,160	6,679	5,952	19,727	15,737
Non-cash deferred compensation	8,894	9,855	10,701	38,472	38,577
FAD adjustment for Joint Ventures	(6,421)	(5,885)	(2,357)	(17,468)	(26,251)
FAD adjustment for discontinued operations	—	(2,817)	—	5	(7,155)
Straight-line rental income and other non cash adjustments	(42,128)	(16,324)	(36,127)	(122,146)	(45,368)
Second cycle tenant improvements	(11,340)	(100,085)	(26,299)	(47,015)	(143,784)
Second cycle leasing commissions	(5,636)	(10,706)	(10,671)	(22,145)	(15,889)
Revenue enhancing recurring CAPEX	(1,362)	(2,402)	(1,423)	(2,999)	(10,640)
Non-revenue enhancing recurring CAPEX	(12,904)	(12,930)	(9,160)	(26,882)	(26,382)

Reported Funds Available for Distribution	$108,275	$(6,630)	$99,790	$315,658	$218,701
Diluted per Share	$1.04	$(0.07)	$0.96	$3.05	$2.20

1515 Broadway - Viacom capital contribution	$5,048	$12,924	$9,391	$19,578	$28,086
388-390 Greenwich - Citi capital contribution	$—	$68,867	$5,542	$5,542	$76,523
388-390 Greenwich - free rent	$20,459	$—	$20,459	$61,377	$—

Recurring Funds Available for Distribution	$133,782	$75,161	$135,182	$402,155	$323,310
Diluted per Share	$1.29	$0.75	$1.30	$3.88	$3.26

First cycle tenant improvements	$33,288	$3,483	$7,530	$43,624	$17,123
First cycle leasing commissions	$2,487	$871	$3,818	$6,637	$2,582
Redevelopment costs	$20,497	$13,468	$18,316	$45,470	$38,656
Capitalized interest	$7,529	$7,972	$7,528	$23,496	$30,773

Supplemental Information	Third Quarter 2015

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2014	$221,932	$1,010	$5,289,479	$(320,471)	$1,752,404	$521,842	$(6,980)	$7,459,216

Net Income attributable to SL Green					179,043	13,216		192,259
Acquisition of subsidiary interest from noncontrolling interest			(9,566)			(11,084)		(20,650)
Preferred dividends					(11,214)			(11,214)
Cash distributions declared ($1.80 per common share)					(179,064)			(179,064)
Cash distributions to noncontrolling interests						(114,828)		(114,828)
Other comprehensive income - unrealized loss on derivative instruments							(7,012)	(7,012)
Other comprehensive income - SLG’s share of joint venture net unrealized loss on derivative instruments							(1,478)	(1,478)
Other comprehensive income - unrealized loss on marketable securities							(351)	(351)
Proceeds from stock options exercised		2	12,868					12,870
DRSPP proceeds		8	99,521					99,529
Conversion of units of the Operating Partnership to common stock		4	41,601					41,605
Contributions to consolidated joint venture						34,436		34,436
Reallocation of noncontrolling interests in the Operating Partnership					31,664			31,664
Reallocation of capital account relating to sale						(10,144)		(10,144)
Issuance of common stock		10	137,012	(10,000)				127,022
Deferred compensation plan and stock awards, net		—	1,744	(4,840)				(3,096)
Amortization of deferred compensation plan			20,994					20,994
Balance at September 30, 2015	$221,932	$1,034	$5,593,653	$(335,311)	$1,772,833	$433,438	$(15,821)	$7,671,758

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2014	97,325,200	3,973,016	—	101,298,216	—	101,298,216

YTD share activity	2,334,176	(98,266)	—	2,235,910		2,235,910
Share Count at September 30, 2015 - Basic	99,659,376	3,874,750	—	103,534,126	—	103,534,126

Weighting factor	(454,326)	49,071	479,992	74,737		74,737
Weighted Average Share Count at September 30, 2015 - Diluted	99,205,050	3,923,821	479,992	103,608,863	—	103,608,863

Supplemental Information	Third Quarter 2015

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2015		June 30, 2015		December 31, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,718,817	$733,819	$1,664,839	$732,308	$1,511,239	$720,231
Buildings and improvements	5,096,509	1,992,714	4,999,505	1,999,445	4,093,817	1,884,057
Building leasehold	31,084	15,542	26,771	13,385	18,171	9,086
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	7,035,968	2,836,854	6,880,673	2,839,917	5,812,785	2,708,153
Less accumulated depreciation	(753,701)	(286,091)	(749,384)	(286,294)	(537,153)	(243,535)
Net real estate	6,282,267	2,550,763	6,131,289	2,553,623	5,275,632	2,464,618

Cash and cash equivalents	154,203	57,668	162,898	58,431	116,869	51,498
Restricted cash	106,423	37,044	114,549	39,786	91,917	37,110
Debt and preferred equity investments, net	145,762	145,762	145,691	145,691	145,875	145,875
Tenant and other receivables, net of $2,788 reserve at 9/30/15	29,596	13,657	44,507	18,082	39,537	16,607
Deferred rents receivable, net of reserve for tenant credit loss of $2,975 at 9/30/15	171,395	71,207	151,386	64,186	130,833	54,057
Deferred costs, net	163,786	66,846	170,246	70,923	144,280	61,462
Other assets	135,790	59,791	138,271	64,270	141,256	65,726

Total Assets	$7,189,222	$3,002,738	$7,058,837	$3,014,992	$6,086,199	$2,896,953

Mortgage loans payable	$4,413,802	$1,683,320	4,360,348	1,695,340	$3,778,704	$1,601,340
Accrued interest and other liabilities	17,337	7,402	12,956	5,787	13,313	6,174
Accounts payable and accrued expenses	84,239	34,367	85,378	36,593	80,206	36,584
Deferred revenue	190,136	93,022	192,264	93,847	195,819	95,816
Capitalized lease obligations	182,509	91,255	181,843	90,922	180,551	90,276
Security deposits	27,416	9,089	26,548	9,184	15,683	7,520
Equity	2,273,783	1,084,283	2,199,500	1,083,319	1,821,923	1,059,243

Total Liabilities and Equity	$7,189,222	$3,002,738	$7,058,837	$3,014,992	$6,086,199	$2,896,953

Supplemental Information	Third Quarter 2015

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended September 30, 2015		Three Months Ended June 30, 2015		Three Months Ended September 30, 2014
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$130,067	$48,506	$124,307	$46,664	$95,610	$39,879
Escalation and reimbursement revenues	10,260	4,542	9,041	3,910	8,772	3,847
Other income	10,311	6,497	10,187	6,406	10,449	6,081
Total Revenues, net	$150,638	$59,545	$143,535	$56,980	$114,831	$49,807

Expenses
Operating expenses	$27,647	$9,998	$26,345	$9,175	$18,530	$8,384
Ground rent	4,677	2,339	2,572	1,286	2,638	1,319
Real estate taxes	23,494	8,404	22,335	7,879	15,867	6,872
Total Operating Expenses	$55,818	$20,741	$51,252	$18,340	$37,035	$16,575

NOI	$94,820	$38,804	$92,283	$38,640	$77,796	$33,232
Cash NOI	$81,675	$32,393	$81,344	$33,050	$69,126	$29,123

Transaction related costs, net of recoveries	$604	$27	$3	$3	$501	$301
Interest expense, net of interest income	51,430	17,794	51,715	18,259	40,885	13,426
Amortization of deferred financing costs	3,473	1,416	3,145	1,344	2,837	1,240
Depreciation and amortization	38,144	15,480	37,894	15,494	28,324	11,910
Loss on early extinguishment of debt	248	88	—	—	—	—

Net Income (Loss)	$921	$3,999	$(474)	$3,540	$5,249	$6,355

Real estate depreciation	38,073	15,474	37,816	15,484	28,306	11,902
FFO Contribution	$38,994	$19,473	$37,342	$19,024	$33,555	$18,257

FAD Adjustments:
Non real estate depreciation and amortization	$3,544	$1,423	$3,223	$1,354	$2,855	$1,249
Straight-line rental income and other non-cash adjustments	(11,113)	$(5,454)	(9,793)	(5,042)	(9,302)	(4,418)
Second cycle tenant improvement	(4,035)	$(1,393)	(4,099)	(1,837)	(3,373)	(1,461)
Second cycle leasing commissions	(730)	$(260)	(1,238)	(731)	(1,369)	(588)
Recurring CAPEX	(1,391)	$(738)	(1,563)	(831)	(1,397)	(667)
FAD Adjustment	$(13,725)	$(6,421)	$(13,470)	$(7,087)	$(12,586)	$(5,885)

First cycle tenant improvement	$14,282	$4,750	$8,913	$4,367	$10,332	$4,828
First cycle leasing commissions	$4,880	$2,250	$9,533	$4,356	$3,814	$1,928
Redevelopment costs	$25,955	$10,981	$27,093	$12,667	$33,669	$16,730
Capitalized interest	$9,724	$4,901	$8,427	$4,215	$10,801	$5,386

Supplemental Information	Third Quarter 2015

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Amounts in Thousands)

	Nine Months Ended September 30, 2015		Nine Months Ended September 30, 2014
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$364,516	$138,603	$351,061	$149,328
Escalation and reimbursement revenues	27,847	12,079	26,554	11,668
Other income	30,726	19,307	28,849	16,406
Total Revenues, net	$423,089	$169,989	$406,464	$177,402

Expenses
Operating expenses	$79,478	$28,907	$63,575	$28,728
Ground rent	9,841	4,921	7,295	3,607
Real estate taxes	65,205	23,663	48,209	21,007
Total Operating Expenses	$154,524	$57,491	$119,079	$53,342

NOI	$268,565	$112,498	$287,385	$124,060
Cash NOI	$237,309	$95,976	$256,220	$110,775

Transaction related costs, net of recoveries	$615	$37	$565	$401
Interest expense, net of interest income	147,152	51,308	137,949	47,556
Amortization of deferred financing costs	9,628	4,081	9,496	4,698
Depreciation and amortization	109,022	44,834	107,786	46,429
Loss on early extinguishment of debt	1,081	495	6,743	3,382

Net Income	$1,067	$11,743	$24,846	$21,594

Real estate depreciation	108,823	44,809	107,733	46,402
FFO Contribution	$109,890	$56,552	$132,579	$67,996

FAD Adjustments:
Non real estate depreciation and amortization	$9,827	4,108	$8,460	$3,683
Straight-line rental income and other non-cash adjustments	(28,404)	(13,955)	(32,573)	(13,961)
Second cycle tenant improvement	(9,889)	(3,981)	(13,660)	(6,527)
Second cycle leasing commissions	(4,211)	(1,940)	(16,039)	(7,853)
Recurring CAPEX	(3,208)	(1,701)	(3,382)	(1,593)
FAD Adjustment	$(35,885)	$(17,468)	$(57,194)	$(26,251)

First cycle tenant improvement	$26,403	$10,583	$18,664	$8,978
First cycle leasing commissions	$25,745	$12,329	$10,499	$4,778
Redevelopment costs	$83,778	$38,062	$175,270	$86,732
Capitalized interest	$30,459	$15,154	$33,602	$16,687

Supplemental Information	Third Quarter 2015

SELECTED FINANCIAL DATA Property NOI and Components of Consolidated Debt Service and Fixed Charge Coverage - Cash Basis Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2015	2014	2015	2015	2014
Property NOI
Property NOI	$218,810	$199,372	$211,147	$633,567	$552,105
NOI from discontinued operations	—	7,750	—	488	32,349
Total property NOI - consolidated	218,810	207,122	211,147	634,055	584,454
SLG share of property NOI from unconsolidated JVs	38,804	33,232	38,640	112,498	124,060
Combined NOI	$257,614	$240,354	$249,787	$746,553	$708,514
Partners’ share of property NOI - consolidated JVs	(7,984)	(9,919)	(9,219)	(25,987)	$(31,488)
NOI - SLG share	$249,630	$230,435	$240,568	$720,566	$677,026

NOI	$257,614	$240,354	$249,787	$746,553	$708,514
Free rent (net of amortization)	(24,266)	(4,939)	(25,067)	(71,806)	(8,539)
Net FAS 141 adjustment	(10,752)	(5,816)	(8,903)	(34,198)	(16,023)
Straightline revenue adjustment	(14,830)	(15,929)	(12,494)	(40,726)	(49,470)
Allowance for S/L tenant credit loss	(1,732)	—	(71)	(2,715)	(2,256)
Ground lease straight-line adjustment	913	687	705	2,323	4,014
Combined Cash NOI	$206,947	$214,357	$203,957	$599,431	$636,240
Partners’ share of property NOI - consolidated JVs	(6,616)	(7,715)	(5,713)	(19,944)	(25,993)
Cash NOI - SLG share	$200,331	$206,642	$198,244	$579,487	$610,247

Components of Consolidated Debt Service and Fixed Charges

Interest expense	$89,217	$90,202	$80,949	$252,277	260,775
Principal amortization payments	7,638	11,261	7,530	22,834	32,729
Total Consolidated Debt Service	$96,855	$101,463	$88,479	$275,111	$293,504

Payments under ground lease arrangements	$7,674	$7,612	$7,592	$22,960	24,502
Dividends on preferred units	2,225	820	1,140	4,316	1,950
Dividends on perpetual preferred shares	3,738	3,738	3,738	11,214	11,214
Total Consolidated Fixed Charges	$110,492	$113,633	$100,949	$313,601	$331,170

Supplemental Information	Third Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$257,591	$247,326	4.2%	$259,482	$767,508	$739,138	3.8%
	Escalation & reimbursement revenues	45,139	41,417	9.0%	39,786	124,322	113,830	9.2%
	Other income	4,819	1,382	248.7%	13,584	19,916	3,372	490.6%
	Total Revenues	$307,549	$290,125	6.0%	$312,852	$911,746	$856,340	6.5%
Expenses
	Operating expenses	$69,387	$64,204	8.1%	$63,624	$202,180	$189,433	6.7%
	Ground rent	8,283	8,283	0.0%	8,232	24,850	24,850	0.0%
	Real estate taxes	57,332	52,283	9.7%	53,809	164,374	149,724	9.8%
	Transaction related costs, net of recoveries	—	(99)	-100.0%	191	191	779	0.0%
		$135,002	$124,671	8.3%	$125,856	$391,595	$364,786	7.3%

	Operating Income	$172,547	$165,454	4.3%	$186,996	$520,151	$491,554	5.8%

	Interest expense & amortization of financing costs	$45,357	$51,217	-11.4%	$45,038	$136,693	$154,073	-11.3%
	Depreciation & amortization	76,791	77,396	-0.8%	79,115	233,241	236,287	-1.3%

	Income before noncontrolling interest	$50,399	$36,841	36.8%	$62,843	$150,217	$101,194	48.4%
Plus:	Real estate depreciation & amortization	76,791	77,396	-0.8%	79,063	233,085	236,118	-1.3%

	FFO Contribution	$127,190	$114,237	11.3%	$141,906	$383,302	$337,312	13.6%

Less:	Non—building revenue	325	221	47.1%	294	1,093	655	66.9%

Plus:	Transaction related costs, net of recoveries	—	(99)	-100.0%	191	191	779	0.0%
	Interest expense & amortization of financing costs	45,357	51,217	-11.4%	45,038	136,693	154,073	-11.3%
	Non-real estate depreciation	—	—	0.0%	52	156	169	-7.7%
	NOI	$172,222	$165,134	4.3%	$186,893	$519,249	$491,678	5.6%

Cash Adjustments
Less:	Free rent (net of amortization)	1,765	3,912	-54.9%	3,429	7,547	5,677	32.9%
	Straightline revenue & other adjustments	11,149	9,517	17.1%	19,899	40,412	29,275	38.0%
	Rental income - FAS 141	2,336	3,698	-36.8%	4,516	9,192	13,427	-31.5%
Plus:	Ground lease straight-line adjustment	400	400	0.0%	400	1,201	1,201	0.0%
	Allowance for S/L tenant credit loss	344	(8)	-4400.0%	(691)	(1,261)	(961)	31.2%
	Cash NOI	$157,716	$148,399	6.3%	$158,758	$462,038	$443,539	4.2%

Operating Margins
	NOI to real estate revenue, net	56.0%	57.0%		59.9%	57.1%	57.5%
	Cash NOI to real estate revenue, net	51.3%	51.2%		50.9%	50.8%	51.9%

	NOI before ground rent/real estate revenue, net	58.7%	59.8%		62.6%	59.8%	60.4%
	Cash NOI before ground rent/real estate revenue, net	53.8%	53.9%		53.4%	53.4%	54.7%

Supplemental Information	Third Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$30,569	$29,300	4.3%	$29,923	$90,348	$86,155	4.9%
	Escalation & reimbursement revenues	3,332	2,821	18.1%	2,726	8,711	7,266	19.9%
	Other income	212	302	-29.8%	199	703	715	-1.7%
	Total Revenues	$34,113	$32,423	5.2%	$32,848	$99,762	$94,136	6.0%
Expenses
	Operating expenses	$5,823	$5,700	2.2%	$5,512	$17,242	$16,552	4.2%
	Real estate taxes	5,237	4,844	8.1%	5,003	15,239	13,535	12.6%
		$11,060	$10,544	4.9%	$10,515	$32,481	$30,087	8.0%

	Operating Income	$23,053	$21,879	5.4%	$22,333	$67,281	$64,049	5.0%

	Interest expense & amortization of financing costs	$8,897	$7,769	14.5%	$8,913	$26,082	$22,819	14.3%
	Depreciation & amortization	10,030	9,635	4.1%	10,013	29,950	28,174	6.3%

	Income before noncontrolling interest	$4,126	$4,475	-7.8%	$3,407	$11,249	$13,056	-13.8%
Plus:	Real estate depreciation & amortization	10,030	9,634	4.1%	10,012	29,949	28,172	6.3%

	FFO Contribution	$14,156	$14,109	0.3%	$13,419	$41,198	$41,228	-0.1%

Less:	Non—building revenue	44	42	4.8%	34	154	123	25.2%

Plus:	Interest expense & amortization of financing costs	8,897	7,769	14.5%	8,913	26,082	22,819	14.3%
	Non-real estate depreciation	—	1	0.0%	1	1	2	-50.0%
	NOI	$23,009	$21,837	5.4%	$22,299	$67,127	$63,926	5.0%

Cash Adjustments
Less:	Free rent (net of amortization)	568	974	-41.7%	724	1,823	2,567	-29.0%
	Straightline revenue adjustment	1,015	830	22.3%	1,047	3,178	3,497	-9.1%
	Rental income - FAS 141	559	712	-21.5%	570	1,697	1,903	-10.8%
Plus:	Allowance for S/L tenant credit loss	—	—	0.0%	(134)	(134)	52	-357.7%
	Cash NOI	$20,867	$19,321	8.0%	$19,824	$60,295	$56,011	7.6%

Operating Margins
	NOI to real estate revenue, net	67.5%	67.4%		68.2%	67.5%	68.0%
	Cash NOI to real estate revenue, net	61.2%	59.7%		60.7%	60.6%	59.5%

	NOI before ground rent/real estate revenue, net	67.5%	67.4%		68.2%	67.5%	68.0%
	Cash NOI before ground rent/real estate revenue, net	61.2%	59.7%		60.7%	60.6%	59.5%

Supplemental Information	Third Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$288,160	$276,626	4.2%	$289,405	$857,856	$825,293	3.9%
	Escalation & reimbursement revenues	48,471	44,238	9.6%	42,512	133,033	121,096	9.9%
	Other income	5,031	1,684	198.8%	13,783	20,619	4,087	404.5%
	Total Revenues	$341,662	$322,548	5.9%	$345,700	$1,011,508	$950,476	6.4%
Expenses
	Operating expenses	$75,210	$69,904	7.6%	$69,136	$219,422	$205,985	6.5%
	Ground rent	8,283	8,283	0.0%	8,232	24,850	24,850	0.0%
	Real estate taxes	62,569	57,127	9.5%	58,812	179,613	163,259	10.0%
	Transaction related costs	—	(99)	-100.0%	191	191	779	-75.5%
		$146,062	$135,215	8.0%	$136,371	$424,076	$394,873	7.4%

	Operating Income	$195,600	$187,333	4.4%	$209,329	$587,432	$555,603	5.7%

	Interest expense & amortization of financing costs	$54,254	$58,986	-8.0%	$53,951	$162,775	$176,892	-8.0%
	Depreciation & amortization	86,821	87,031	-0.2%	89,128	263,191	264,461	-0.5%

	Income before noncontrolling interest	$54,525	$41,316	32.0%	$66,250	$161,466	$114,250	41.3%
Plus:	Real estate depreciation & amortization	86,821	87,030	-0.2%	89,075	263,034	264,290	-0.5%

	FFO Contribution	$141,346	$128,346	10.1%	$155,325	$424,500	$378,540	12.1%

Less:	Non—building revenue	369	263	40.3%	328	1,247	778	60.3%

Plus:	Transaction related costs	—	(99)	-100.0%	191	191	779	-75.5%
	Interest expense & amortization of financing costs	54,254	58,986	-8.0%	53,951	162,775	176,892	-8.0%
	Non-real estate depreciation	—	1	-100.0%	53	157	171	-8.2%
	NOI	$195,231	$186,971	4.4%	$209,192	$586,376	$555,604	5.5%

Cash Adjustments
Less:	Free rent (net of amortization)	2,333	4,886	-52.3%	4,153	9,370	8,244	13.7%
	Straightline revenue adjustment	12,164	10,347	17.6%	20,946	43,590	32,772	33.0%
	Rental income - FAS 141	2,895	4,410	-34.4%	5,086	10,889	15,330	-29.0%
Plus:	Ground lease straight-line adjustment	400	400	0.0%	400	1,201	1,201	0.0%
	Allowance for S/L tenant credit loss	344	(8)	-4400.0%	(825)	(1,395)	(909)	53.5%
	Cash NOI	$178,583	$167,720	6.5%	$178,582	$522,333	$499,550	4.6%

Operating Margins
	NOI to real estate revenue, net	57.1%	58.0%		60.7%	58.1%	58.6%
	Cash NOI to real estate revenue, net	52.3%	52.0%		51.8%	51.8%	52.7%

	NOI before ground rent/real estate revenue, net	59.6%	60.6%		63.1%	60.6%	61.2%
	Cash NOI before ground rent/real estate revenue, net	54.6%	54.5%		54.1%	54.1%	55.1%

Supplemental Information	Third Quarter 2015

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2015	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
FHLB Facility	$1,000	0.46%	$—	Oct-15	(2)	$1,000	—	Open
500 West Putnam Avenue	22,527	5.52%	593	Jan-16		22,376	—	Open
1-6 Landmark Square	79,995	4.00%	1,707	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
762 Madison Avenue (swapped)	7,916	3.86%	173	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	1,004,000	3.25%	—	Jun-18	(3)	1,004,000	Jun-21	Open
1 Madison Avenue	548,699	5.91%	22,925	May-20		404,531	—	Open
100 Church Street	226,000	4.68%	3,513	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	67,962	4.13%	1,146	Feb-24		48,588	—	Open
400 East 58th Street	29,126	4.13%	491	Feb-24		20,823	—	Open
420 Lexington Avenue	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Open
11 Madison Avenue	1,400,000	3.84%	—	Sep-25		1,400,000	—	Mar-25
	$5,804,875	4.36%	$30,548			$5,354,146
Unsecured fixed rate debt
Unsecured notes	$255,284	6.00%	$—	Mar-16		$255,308	—	Open
Convertible notes	318,034	3.00%	—	Oct-17		345,000	—	Open
1745 Broadway	16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes	249,793	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(4)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	10,008	3.00%	—	Mar-27	(5)	10,008	—	Mar-17
Series J Preferred Units	4,000	3.75%	—	Apr-51		4,000	—	Open
	$1,333,119	5.10%	$—			$1,360,316

Total Fixed Rate Debt/Wtd Avg	$7,137,994	4.50%	$30,548			$6,714,462
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 315 bps)	$285,508	3.35%	$—	Jun-16		$285,508	—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	446,000	1.94%	—	Jun-18		446,000	Jun-21	Open
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.70%	—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.80%	—	Oct-20		275,000	—	Open
FHLB Facility (LIBOR + 33bps)	5,000	0.53%	—	Jun-16		5,000	—	Open
	$1,040,508	2.28%	$—			$1,039,825
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$949,000	1.44%	$—	Mar-19		$949,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	903,000	1.59%	—	Jun-19		903,000	—	Open
Junior subordinated deferrable interest debentures (LIBOR + 1.25 bps)	100,000	1.45%	—	Jul-35		100,000	—	Open
	$1,952,000	1.51%	$—			$1,952,000

Total Floating Rate Debt/Wtd Avg	$2,992,508	1.78%	$—			$2,991,825

Total Debt/Wtd Avg - Consolidated	$10,130,502	3.70%	$30,548			$9,706,287

Total Debt/Wtd Avg - Joint Venture	$1,683,320	4.28%

Total Debt including SLG’s share of JV Debt/Wtd Avg	$11,813,822	3.78%

Weighted Average Balance & Interest Rate for the quarter, including SLG’s share of JV Debt	$10,964,576	3.81%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The maturity date was extended to April 2016.

(3) The interest rate swaps mature in December 2017.

(4) The interest rate swap matures in June 2016.

(5) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

Supplemental Information	Third Quarter 2015

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding					2015				As-Of
	9/30/2015					Principal	Maturity		Due at	Right	Earliest
	Gross Principal		SLG Share	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$2,927		$1,464	10.00%		$—	Dec-15		$1,300	—	Open
11 West 34th Street (swapped)	16,671		5,001	4.82%		95	Jan-16		4,977	—	Open
280 Park Avenue	694,846		347,423	6.57%		3,604	Jun-16		344,899	—	Open
1745 Broadway	340,000		193,358	5.68%		—	Jan-17		193,358	—	Open
Jericho Plaza	163,750	(2)	33,176	5.65%		—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910		12,655	6.00%		—	Aug-17		12,655	—	Open
521 Fifth Avenue (swapped)	170,000		85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	300,000		32,748	4.45%		—	Jul-22		32,748	—	Aug-15
21 East 66th Street	12,000		3,874	3.60%		—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	322,769		35,233	9.00%		—	Jul-24		50,965	—	Open
3 Columbus Circle	350,000		171,150	3.61%		—	Mar-25		171,150	—	Open
Stonehenge Portfolio	433,031	(3)	25,627	4.18%		285	Various	(3)	23,182	—	Open
Total Fixed Rate Debt/Wtd Avg	$2,826,904		$947,559	5.49	%(4)	$3,984			$958,134

Floating rate debt
1552 Broadway (LIBOR + 411 bps)	188,409		94,205	4.32%		—	Apr-16		94,205	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000		15,000	1.09%		—	Jun-16		15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	65,000		32,500	3.70%		—	Oct-16		32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	40,000		38,000	4.25%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000		68,750	2.70%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000		137,500	2.62%		—	Apr-17		137,500	—	Open
33 Beekman (LIBOR + 275 bps)	71,378		32,763	2.94%		28	Aug-17		32,585	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	113,786		62,582	2.29%		2,137	Oct-17		58,339	—	Open
55 West 46th Street (LIBOR + 230 bps)	150,000		37,500	2.50%		—	Oct-17		37,500	—	Open
Stonehenge Portfolio (Prime)	10,500		1,032	3.25%		—	Dec-17		997	—	Open
121 Greene Street (LIBOR + 150 bps)	15,000		7,500	1.70%		—	Nov-19		7,500	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000		179,640	1.95%		—	Feb-21		175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,825		589	3.00%		25	Jun-33		4	—	Open
131-137 Spring Street (LIBOR + 155 bps)	141,000		28,200	1.75%		—	Aug-20		28,200	—	Aug-16
Total Floating Rate Debt/Wtd Avg	$1,586,898		$735,761	2.72	%(4)	$2,190			$726,939

Total Joint Venture Debt/Wtd Avg	$4,413,802		$1,683,320	4.28	%(4)	$6,174			$1,685,073

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) As of September 30, 2015, this loan was in default due to the non-payment of debt service.

(3) Amount is comprised of $13.4 million, $55.8 million, $35.0 million, $7.4 million, $142.1 million, and $179.4 million in fixed-rate mortgages that mature in July 2016, June 2017, November 2017, February 2018, August 2019, and June 2024, respectively.

(4) The weighted average coupon rates are calculated based on SL Green’s share in the outstanding debt.

Covenants

SL GREEN REALTY CORP.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	50.5%		Less than 60%
Fixed Charge Coverage	2.31	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	37.4%		Less than 60%
Secured Debt / Total Assets	18.8%		Less than 40%
Debt Service Coverage	4.76	.x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	416.9%		Greater than 150%

Composition of Debt

Fixed Rate Debt
Consolidated	$7,137,994
SLG Share of JV	947,559
Total Fixed Rate Debt	$8,085,553	68.4%

Floating Rate Debt
Consolidated	$2,992,508
SLG Share of JV	735,761
	3,728,269
Debt & Preferred Equity and Other Investments	(915,547)
Total Floating Rate Debt	$2,812,722	23.8%

Total Debt	$11,813,822

Supplemental Information	Third Quarter 2015

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

	Principal		2015				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2015	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Unsecured fixed rate debt
Unsecured notes	$255,284	6.00%	$—	Mar-16		$255,308	—	Open
Unsecured notes	249,793	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
	$985,077	5.82%	$—			$985,308

Total Fixed Rate Debt/Wtd Avg	$1,485,077	5.58%	$—			$1,426,902

Floating rate debt

Secured floating rate debt
Debt & preferred equity facility (LIBOR + 315 bps)	$285,508	3.35%	$—	Jun-16		$285,508	—	Open
	285,508	3.35%	—			285,508

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)	$949,000	1.44%	$—	Mar-19		$949,000	Mar-20	Open
Term loan (LIBOR + 140 bps)	903,000	1.59%	—	Jun-19		903,000	—	Open
	1,852,000	1.52%				$1,852,000

Total Floating Rate Debt/Wtd Avg	$2,137,508	1.76%	$—			$2,137,508

Total Debt/Wtd Avg - Consolidated	$3,622,585	3.33%	$—			$3,564,410

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) The interest rate swap matures in June 2016.

Covenants

RECKSON OPERATING PARTNERSHIP, L.P.
Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	45.4%		Less than 60%
Fixed Charge Coverage	4.52	x	Greater than 1.5x
Secured Debt / Total Assets	8.9%		Less than 40%
Unsecured Debt / Unencumbered Assets	51.3%		Less than 60%

Supplemental Information	Third Quarter 2015

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2015 Scheduled	2016 Scheduled	2017 Scheduled	2018 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	501	2027	(3)
711 Third Avenue	5,250	5,354	5,500	5,500	971	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	122	209	209	—	2111
30 East 40th Street	82	204	204	204	84	2114

Total	$30,573	$30,816	$31,049	$31,049	$1,556

Capitalized Leases
1080 Amsterdam Avenue	145	170	291	291	21,109	2111
30 East 40th Street	845	2,096	2,096	2,096	20,061	2114
Total	$990	$2,266	$2,387	$2,387	$41,170

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,183	$—	2062

Capitalized Leases
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,169	$91,255	2062

(1) Per the balance sheet at September 30, 2015.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5)  Subject to two 15-year renewals at the Company’s option through 2080.

Supplemental Information	Third Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value(1)	Value During Quarter	Yield During Quarter	Yield(2)

9/30/2014	$1,432,951	$1,456,997	10.53%	10.48%

Debt originations/accretion(3)	199,997
Preferred Equity originations/accretion	4,256
Redemptions/Sales/Syndications/Amortization	(228,400)
12/31/2014	$1,408,804	$1,395,624	10.51%	10.38%

Debt originations/accretion(3)	134,429
Preferred Equity originations/accretion	34,002
Redemptions/Sales/Syndications/Amortization	(28,496)
3/31/2015	$1,548,739	$1,503,047	10.37%	10.26%

Debt originations/accretion(3)	215,869
Preferred Equity originations/accretion	3,456
Redemptions/Sales/Syndications/Amortization	(82,830)
6/30/2015	$1,685,234	$1,694,194	10.18%	10.15%

Debt originations/accretion(3)	78,631
Preferred Equity originations/accretion	54
Redemptions/Sales/Syndications/Amortization	(262,300)
9/30/2015	$1,501,619	$1,599,153	10.10%	10.25%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Accretion includes original issue discounts and/or compounding investment income.

Supplemental Information	Third Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

			Weighted Average	Weighted Average	Current
Type of Investment	Book Value(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(3)

New York City

Senior Mortgage Debt	$247,721	$—	$789	6.75%	6.85%

Junior Mortgage Participation	182,123	1,689,460	$1,905	9.06%	9.00%

Mezzanine Debt	1,029,626	3,963,939	$1,128	11.23%	11.39%

Preferred Equity	42,149	130,387	$403	9.38%	7.77%

Balance as of 9/30/15	$1,501,619	$5,783,786	$1,147	10.10%	10.25%

(1)   Net of unamortized fees, discounts, and premiums.

(2)   Approximately 61.7% of our investments are indexed to LIBOR.

(3)   Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(4)   The weighted average maturity of the outstanding balance is 1.71 years. Approximately 61.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	Third Quarter 2015

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	9/30/15	Type	Location	Financing	Last $ PSF	Yield(2)

Mortgage and Mezzanine	$124,789	Residential Land	New York City	$—	$226	10.18%

Jr. Mortgage Participation and Mezzanine	102,709	Office	New York City	1,109,000	$1,175	9.57%

Mezzanine Loan	99,398	Residential	New York City	360,000	$843	8.14%

Mortgage and Mezzanine	81,730	Residential	New York City	—	$555	11.40%

Mezzanine Loan	74,349	Office	New York City	775,000	$1,083	19.00%

Jr. Mortgage Participation and Mezzanine	72,541	Office/Retail	New York City	205,000	$400	11.20%

Mezzanine Loan	72,031	Office/Retail	New York City	165,000	$1,988	9.87%

Mezzanine Loan	66,075	N/A(3)	N/A(3)	—	$—	10.88%

Mezzanine Loan	64,430	Residential Land	New York City	304,610	$567	11.66%

Mezzanine Loan	50,000	Office	New York City	110,000	$482	11.79%

Total	$808,052			$3,028,610		11.13%

(1) Net of unamortized fees, discounts, and premiums.

(2) Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3) The loan is collateralized by defeasance securities.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15		Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4	99.0		99.0	99.0	98.7	98.7	39,318,475	3.4	2.9	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1	98.5		99.9	99.4	98.8	88.7	10,437,523	0.9	0.8	22
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2	88.0		87.1	88.7	80.4	81.9	34,148,886	2.9	2.5	21
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4	91.6		91.6	92.4	92.2	92.0	48,724,376	4.2	3.6	32
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1	90.9		90.3	91.9	91.9	90.5	12,164,068	1.0	0.9	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4	97.0		99.3	97.1	96.5	96.7	73,212,395	6.3	5.4	210
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	1	200,000	1	99.9		96.8	95.5	96.5	96.5	18,139,061	1.6	1.3	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	59,055,987	5.1	4.4	24
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.9	39,005,380	3.4	2.9	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	1	75.6		81.3	81.3	81.3	81.3	14,686,528	1.3	1.1	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2	97.1		97.1	96.6	92.1	92.1	56,713,314	4.9	4.2	22
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1	100.0		100.0	92.1	92.1	92.1	11,522,205	1.0	0.9	7
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2	84.1		83.5	84.1	80.6	80.6	26,953,972	2.3	2.0	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3	97.5		97.3	97.3	96.7	96.7	45,003,301	3.9	3.3	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2	92.6		84.8	85.6	81.0	83.4	43,581,998	3.8	3.2	46
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5	100.0		100.0	90.3	90.3	90.3	93,682,300		3.5	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.0		99.9	99.9	99.9	99.9	89,730,097	7.7	6.7	18
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2	99.4		98.5	96.9	96.9	99.9	41,157,670	3.5	3.1	35
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	99.7	99.6	100.0	124,362,619	10.7	9.2	14
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,592,688	5.9	5.1	2

Subtotal / Weighted Average				20	15,354,045	53%	97.0%		96.8%	95.7%	94.8%	94.9%	$950,192,843	73.7%	67.0%	579

“Non Same Store”
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	2,314,000	8	71.6		N/A	N/A	N/A	N/A	85,981,418	7.4	6.4	8
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0	100.0		N/A	N/A	N/A	N/A	4,344,528		0.2	65
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	1	84.0		N/A	N/A	N/A	N/A	9,419,105		0.6	70
388 & 390 Greenwich Street	100.0	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	112,498,602	9.7	8.3	1
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0	100.0		100.0	72.5	72.5	72.5	8,617,385	0.7	0.6	2

Subtotal / Weighted Average				6	5,346,046	18%	87.0%		100.0%	99.0%	99.0%	99.0%	$220,861,037	17.8%	16.2%	146

Total / Weighted Average Consolidated Properties				26	20,700,091	71%	94.4%		97.3%	96.2%	95.4%	95.5%	$1,171,053,880	91.6%	83.2%	725

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2	86.8		83.4	80.2	79.5	79.5	37,373,456		1.4	31
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3	96.6		96.6	96.3	96.0	96.0	60,793,868		2.3	40
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	2	91.9		97.6	99.0	99.3	99.3	26,990,716		1.0	41
600 Lexington Avenue	55.0	East Side	Fee Interest	1	303,515	1	91.1		89.6	89.2	89.2	89.2	21,028,068		0.9	34
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2	97.2		98.4	97.5	94.8	94.8	32,481,540		1.5	43
1745 Broadway	56.88	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	42,999,876		1.8	1

Total / Weighted Average Unconsolidated Properties				6	3,328,496	11%	94.7%		95.0%	94.4%	93.8%	93.8%	$221,667,523		8.7%	190

Manhattan Operating Properties Grand Total / Weighted Average				32	24,028,587	82%	94.5%		96.9%	95.9%	95.2%	95.3%	$1,392,721,403			915
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent													$1,242,181,306		92.0%
Manhattan Operating Properties Same Store Occupancy %					18,682,541	78%	96.6	%(3)	96.5%	95.5%	94.6%	94.7%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2) The Company owns 50% of the fee interest.

(3) Manhattan same-store occupancy, inclusive of 143,757 square feet of leases signed but not yet commenced, is 97.3% as of September 30, 2015, as compared to 95.3% at September 30, 2014 and 97.0% at June 30, 2015.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Suburban Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15		Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	1,790,700	0.2	0.1	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	30.3		30.3	30.3	30.3	47.9	719,033	0.1	0.1	3
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	21.7		21.7	21.7	21.7	21.7	729,543	0.1	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	85.8		85.8	85.8	85.8	84.6	2,034,318	0.2	0.2	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	87.7		93.1	93.1	92.0	92.0	1,910,082	0.2	0.1	8
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		56.7	56.7	56.7	56.7	1,487,380	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	1	99.0		99.0	76.2	76.2	75.2	4,436,097	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1	75.1		75.6	75.6	75.1	74.3	2,836,206	0.2	0.2	9
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1	72.9		72.9	72.9	72.9	70.7	4,562,292	0.4	0.3	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	1	81.2		81.1	81.1	80.2	80.2	4,822,787	0.4	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	1	97.8		96.6	96.6	97.8	97.8	5,156,538	0.4	0.4	7
140 Grand Street	100.0	White Plains, New York	Fee Interest	1	130,100	0	90.0		97.7	97.7	100.0	95.7	3,793,159	0.3	0.3	11
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1	94.0		92.3	92.3	92.3	90.9	13,511,502	1.2	1.0	20
“Same Store” Westchester, New York Subtotal/Weighted Average				13	2,135,100	8%	80.3%		80.6%	78.7%	78.8%	78.6%	$47,789,638	4.1%	3.5%	106

“Non Same Store” Westchester, New York
150 Grand Street	100.0	White Plains, New York	Fee Interest	1	85,000	0	76.6		76.6	41.7	43.8	38.0	1,544,897	0.1	0.1	20
“Non Same Store” Westchester, New York Subtotal/Weighted Average				1	85,000	0%	76.6%		76.6%	41.7%	43.8%	38.0%	$1,544,897	0.1%	0.1%	20

“Same Store” Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1	98.3		95.9	94.3	95.8	93.1	9,822,834	0.8	0.7	66
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0	76.5		76.5	85.4	87.8	81.7	764,657	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0	59.0		59.0	48.4	48.4	51.7	2,438,581	0.2	0.2	17
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0	86.5		87.6	87.6	87.6	85.1	2,879,433	0.2	0.2	12
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0	99.3		99.3	99.0	99.0	98.8	997,662	0.1	0.1	11
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	1	86.0		86.0	91.9	87.1	87.1	3,640,493	0.3	0.3	6
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0	100.0		100.0	76.9	76.9	76.9	728,414	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0	88.9		88.9	80.9	80.9	77.7	5,214,426	0.2	10
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	1	97.8		97.8	97.8	97.8	99.1	7,870,186	0.3	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1	80.4		88.0	89.2	89.2	90.6	4,821,210	0.4	0.4	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0	73.8		75.6	77.1	77.1	75.6	3,397,396	0.3	0.3	21
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	53.8	53.8	53.8	3,052,485	0.3	0.2	10
“Same Store” Connecticut Subtotal/Weighted Average				12	1,634,700	5%	84.3%		84.9%	83.7%	83.6%	82.9%	$45,627,778	2.8%	2.9%	196

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	66.2		66.2	66.2	62.4	61.1	4,101,192	0.4	0.3	6
“Same Store” New Jersey Subtotal/Weighted Average				1	278,000	1%	66.2%		66.2%	66.2%	62.4%	61.1%	$4,101,192	0.4%	0.3%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1	94.6		95.6	94.7	94.7	94.4	11,937,596	1.0	0.9	68
“Same Store” Brooklyn, New York Subtotal/Weighted Average				1	317,600	1%	94.6%		95.6%	94.7%	94.7%	94.4%	$11,937,596	1.0%	0.9%	68

Total / Weighted Average Consolidated Properties				28	4,450,400	15%	81.9%		82.3%	80.2%	80.0%	79.4%	$111,001,099	8.4%	7.8%	396

UNCONSOLIDATED PROPERTIES
“Same Store”
Jericho Plaza	20.26	Jericho, New York	Fee Interest	2	640,000	2	66.8		70.0	69.8	86.0	83.6	14,667,180		0.2	33
“Same Store” Subtotal/Weighted Average				2	640,000	2%	66.8%		70.0%	69.8%	86.0%	83.6%	$14,667,180		0.2%	33

“Non Same Store”
7 Renaissance Square	50.0	White Plains, New York	Fee Interest	1	65,641	0	89.1		89.1	77.2	67.7	66.8	1,918,856		0.1	10
“Non Same Store” Subtotal/Weighted Average				1	65,641	0%	89.1%		89.1%	77.2%	67.7%	66.8%	$1,918,856		0.1%	10

Total / Weighted Average Unconsolidated Properties				3	705,641	2%	68.9%		71.8%	70.5%	84.3%	82.0%	$16,586,036		0.3%	43

Suburban Operating Properties Grand Total / Weighted Average				31	5,156,041	18%	80.1%		80.9%	78.9%	80.6%	79.8%	$127,587,136			439
Suburban Operating Properties Grand Total - SLG share of Annualized Rent													$108,520,639		8.0%
Suburban Operating Properties Same Store Occupancy %					5,005,400	97%	80.0	%(1)	80.8%	79.5%	81.4%	80.7%

(1) Suburban same-store occupancy, inclusive of 79,091 square feet of leases signed but not yet commenced, is 81.6% as of September 30, 2015, as compared to 81.5% at September 30, 2014 and 82.8% at June 30, 2015.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Retail & Residential Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value		Tenants
“Same Store” Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,589,580	1.3	15,482,405		1
19-21 East 65th Street (1)	90.0	Plaza District	Leasehold Interest	2	23,610	3	66.0	66.0	66.0	66.0	66.0	1,197,014	1.8	7,548,256		17
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	2	100.0	100.0	100.0	100.0	100.0	3,618,933	1.9	81,646,928		1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	33	100.0	100.0	100.0	100.0	100.0	15,669,040	25.9	214,633,913		10
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	15	85.0	89.4	89.4	89.4	89.4	39,747,598	7.2	279,917,007		6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	8	83.1	83.1	74.8	74.8	68.2	22,271,604	18.4	226,626,652		8
752 Madison Avenue (2)	90.0	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	4,412,025	6.6	11,140,833	(3)	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	100.0	100.0	1,818,288	2.7	16,704,723		5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	6	100.0	100.0	100.0	100.0	100.0	1,761,576	2.9	16,357,696		3
Subtotal/Weighted Average				10	587,754	73%	93.7%	94.6%	93.7%	93.7%	93.0%	$93,085,657	68.7%	$870,058,412		52

“Non Same Store” Retail
5-7 Dey Street	100.0	Cast Iron / Soho	Fee Interest	1	70,000	9	90.0	N/A	N/A	N/A	N/A	2,055,928	3.4	49,698,413		36
187 Broadway	100.0	Cast Iron / Soho	Fee Interest	1	3,600	0	100.0	N/A	N/A	N/A	N/A	625,900	1.0	13,447,452		1
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1	54.3	54.3	77.2	100.0	N/A	457,411	0.8	31,331,717		1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1	100.0	100.0	100.0	100.0	100.0	2,800,000	4.6	53,290,025		1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1	100.0	100.0	100.0	100.0	100.0	1,402,759	1.2	28,255,045		2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	8	100.0	100.0	92.0	92.0	92.0	11,541,614	3.8	277,750,000		11
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7	67.5	67.5	67.5	67.5	67.5	19,992,776	16.5	252,765,565		2
Subtotal/Weighted Average				9	221,209	27%	86.5%	84.5%	82.2%	83.6%	82.5%	$38,876,388	31.3%	$706,538,217		54

Total / Weighted Average Retail Properties				19	808,963	100%	91.7%	92.6%	91.4%	91.7%	91.0%	$131,962,045	100.0%	$1,576,596,629		106

Residential Properties

	Ownership			# of	Useable	Total Units		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Residential		Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
“Same Store” Residential
248-252 Bedford Avenue	90.0	Brooklyn, New York	Fee Interest	1	66,611	72		95.8	92.0	84.4	89.6	79.2	3,769	3,120,612	40,378,839
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333		91.0	96.4	96.1	95.8	96.1	3,909	14,166,816	177,069,880
400 East 57th Street (1)	90.0	Upper East Side	Fee Interest	1	290,482	261		94.6	93.9	98.9	94.3	91.6	3,246	11,048,814	122,419,352
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	125		95.2	94.4	97.6	96.8	96.0	3,166	5,027,824	54,356,072
Subtotal/Weighted Average				3	719,948	791		93.3%	94.8%	96.1%	94.9%	93.0%	$3,816	$33,364,065	$394,224,143

“Non Same Store” Residential
Upper East Side Residential	90.0	Upper East Side	Fee Interest	1	27,000	28		85.7	96.4	N/A	N/A	N/A	1,979	1,009,279	50,073,674
33 Beekman Street	45.9	Downtown	Fee Interest	1	163,500	772	(4)	100.0	N/A	N/A	N/A	N/A	N/A	7,693,396	97,987,738
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96		96.9	96.9	96.9	97.9	94.8	3,826	4,522,080	46,458,927
Stonehenge Portfolio	Various		Fee Interest	17	2,046,733	2,225		94.6	96.9	96.5	N/A	N/A	3,605	101,841,521	976,931,423
Subtotal/Weighted Average				20	2,319,483	3,121		95.9%	96.9%	96.5%	97.9%	94.8%	$3,802	$115,066,276	$1,171,451,762

Total / Weighted Average Residential Properties				23	3,039,431	3,912		95.4%	96.4%	96.4%	95.2%	93.2%	$3,805	$148,430,342	$1,565,675,905

(1) Stonehenge Portfolio Property.

(2) The Company owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

(3) Excludes the fee position owned through a separate entity.

(4) Property occupied by Pace University and used as dormitory space. 772 represents number of beds.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Development / Redevelopment & Land Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
Development / Redevelopment
One Vanderbilt	100.0	Grand Central	Fee Interest	1	—	—	—	N/A	N/A	N/A	N/A	—	—	196,625,841	—
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	60	72.9	69.3	65.2	55.4	55.5	84,386,420	83.4	1,278,152,098	30
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	17	43.9	31.1	29.1	25.3	26.7	11,684,439	12.7	318,075,692	16
562, 570 & 574 Fifth Avenue	100.0	Plaza District	Fee Interest	3	66,962	3	63.7	63.7	63.7	63.7	66.2	1,224,600	2.4	154,019,856	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	10.5	1,338,702	1.3	278,325,848	3
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	—	—	100.0	100.0	—	—	44,995,601	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	N/A	—	—	76,250,409	—
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	17	—	—	—	—	N/A	—	—	312,643,879	—
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	100.0	N/A	N/A	85,152	0.2	6,800,000	1
Total / Weighted Average Development / Redevelopment Properties				11	2,026,744	100	53.9%	49.4%	46.6%	40.3%	49.1%	$98,719,313	100.0%	$2,665,889,224	51

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	23	100.0	100.0	100.0	100.0	100.0	3,677,574	17.7	153,745,356
885 Third Avenue (1)	100.0	Midtown/Plaza District	Fee Interest	1	607,000	77	100.0	100.0	100.0	100.0	100.0	17,068,716	82.3	329,943,115
Total / Weighted Average Land				2	783,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,746,290	100.0%	$483,688,471

(1) Subject to long-term, third party net operating leases.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	100%	SLG	Tenants
PRIME RETAIL - Consolidated Properties
5-7 Dey Street	100.0	Cast Iron / Soho	Fee Interest	1	70,000	3	90.0	N/A	N/A	N/A	N/A	2,055,928	1	1	36
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1	66.0	66.0	66.0	66.0	66.0	1,197,014	0	1	17
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0	54.3	54.3	77.2	100.0	N/A	457,411	0	0	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0	100.0	100.0	100.0	100.0	100.0	2,800,000	1	1	1
187 Broadway	100.0	Cast Iron / Soho	Fee Interest	1	3,600	0	100.0	N/A	N/A	N/A	N/A	625,900	0	0	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	13	100.0	100.0	100.0	100.0	100.0	15,669,040	6	8	10
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	6,000	0	—	—	—	100.0	100.0	—	—	—	—
752 Madison Avenue (1)	90.0	Plaza District	Leasehold Interest	1	21,124	1	100.0	100.0	100.0	100.0	100.0	4,412,025	2	2	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0	100.0	100.0	100.0	100.0	100.0	1,818,288	1	1	5
562, 570 & 574 Fifth Avenue	100.0	Plaza District	Fee Interest	3	66,962	3	63.7	63.7	63.7	63.7	66.2	1,224,600	0	1	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2	100.0	100.0	100.0	100.0	100.0	1,761,576	1	1	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	100.0	N/A	N/A	85,152	0	0	1

Subtotal / Weighted Average				15	534,955	26%	90.7%	90.8%	91.2%	93.0%	93.2%	$32,106,933	11%	17%	77

PRIME RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1	100.0	100.0	100.0	100.0	100.0	2,589,580	1	0	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	1	100.0	100.0	100.0	100.0	100.0	3,618,933	1	1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0	100.0	100.0	100.0	100.0	100.0	1,402,759	0	0	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3	100.0	100.0	92.0	92.0	92.0	11,541,614	4	1	11
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	10.5	1,338,702	0	0	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	6	85.0	89.4	89.4	89.4	89.4	39,747,598	14	2	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3	83.1	83.1	74.8	74.8	68.2	22,271,604	8	6	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3	67.5	67.5	67.5	67.5	67.5	19,992,776	7	5	2

Subtotal / Weighted Average				10	380,294	18%	79.9%	81.3%	78.4%	78.4%	77.3%	$102,503,566	36%	17%	34

Total / Weighted Average Prime Retail				25	915,249	44%	86.2%	86.5%	85.4%	86.4%	85.9%	$134,610,499	48%	33%	111

OTHER RETAIL - Consolidated Properties
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	38,800	2	90.2	N/A	N/A	N/A	N/A	2,277,023	1	1	4
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2	100.0	100.0	100.0	100.0	100.0	2,707,129	1	1	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	1	100.0	N/A	N/A	N/A	N/A	2,361,158	1	1	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	21,733	1	64.3	43.9	43.9	43.9	43.9	3,248,927	1	2	5
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	2	96.5	96.5	96.5	96.5	96.5	3,462,134	1	2	6
Upper East Side Residential	90.0	Upper East Side	Fee Interest	1	4,150	0	88.0	88.0	N/A	N/A	N/A	439,454	0	0	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1	87.0	100.0	100.0	100.0	100.0	2,637,409	1	1	5
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	1	55.4	55.4	100.0	100.0	100.0	1,504,449	1	1	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0	100.0	100.0	100.0	100.0	100.0	506,772	0	0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2	100.0	100.0	100.0	100.0	100.0	4,085,745	1	2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1	100.0	100.0	88.6	100.0	100.0	2,061,060	1	1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2	100.0	100.0	100.0	100.0	100.0	4,089,828	1	2	5
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3	100.0	100.0	100.0	100.0	100.0	1,741,822	1	1	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2	100.0	100.0	100.0	100.0	100.0	9,211,567	3	5	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4	89.3	89.3	85.1	85.1	85.1	20,779,535	7	11	15
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1	100.0	100.0	—	—	—	3,094,575	1	2	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1	100.0	100.0	100.0	100.0	100.0	3,358,464	1	2	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1	100.0	100.0	100.0	100.0	100.0	2,834,253	1	2	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1	100.0	100.0	100.0	100.0	100.0	2,542,454	1	1	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	1	100.0	100.0	100.0	100.0	100.0	3,753,080	1	2	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1	100.0	98.9	98.9	98.9	100.0	3,356,859	1	1	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0	100.0	100.0	100.0	100.0	100.0	252,000	0	0	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2	100.0	100.0	100.0	100.0	100.0	6,225,356	2	3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1	100.0	100.0	100.0	100.0	100.0	2,289,058	1	1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9	100.0	100.0	97.0	95.8	100.0	27,348,694	10	15	7

Subtotal / Weighted Average				25	904,332	43%	96.5%	96.6%	93.4%	93.3%	94.3%	$116,168,806	41%	61%	121

(1) SL Green owns an 90% interest in the leasehold position, which is treated as a consolidated joint venture, and later, through a separate entity, acquired 100% of the fee position.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA - Cont. Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	100%	SLG	Tenants
OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	40,647	2	87.2	87.2	87.2	87.2	87.2	9,140,504	3	2	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	8,786	0	81.7	81.7	81.7	81.7	100.0	759,801	0	0	2
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0	100.0	N/A	N/A	N/A	N/A	388,324	0	0	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,300	0	—	—	—	—	N/A	—	—	—	—
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2	100.0	100.0	100.0	100.0	100.0	2,991,361	1	1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	1	18.9	18.9	18.9	18.9	18.9	785,949	0	0	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	3	100.0	100.0	100.0	100.0	100.0	4,946,509	2	1	3
600 Lexington Avenue	55.0	East Side	Fee Interest	1	4,264	0	100.0	100.0	100.0	100.0	100.0	805,437	0	0	2
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0	100.0	100.0	100.0	100.0	100.0	1,829,216	1	1	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4	82.5	79.0	78.5	N/A	N/A	9,484,899	3	0	33

Subtotal / Weighted Average				19	270,066	13%	85.7%	84.2%	84.1%	86.9%	88.5%	$31,132,000	11%	6%	62

Total / Weighted Average Other Retail				44	1,174,398	56%	94.0%	93.7%	91.1%	92.2%	93.3%	$147,300,806	52%	67%	183

Retail Grand Total / Weighted Average				69	2,089,647	100%	90.6%	90.6%	88.7%	89.6%	90.0%	$281,911,305	100%		294
Retail Grand Total - SLG share of Annualized Rent												$187,717,787		100%

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	2	98.5	99.9	99.4	98.8	88.7	10,437,523	2.0	1.8	22
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5	88.0	87.1	88.7	80.4	81.9	34,148,886	6.5	5.9	21
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	2	90.9	90.3	91.9	91.9	90.5	12,164,068	2.3	2.1	12
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	200,000	2	99.9	96.8	95.5	96.5	96.5	18,139,061	3.5	3.1	12
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8	99.9	99.9	99.9	99.9	99.9	39,005,380	7.4	6.7	10
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1	75.6	81.3	81.3	81.3	81.3	14,686,528	2.8	2.5	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	5	97.1	97.1	96.6	92.1	92.1	56,713,314	10.8	9.8	22
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1	100.0	100.0	92.1	92.1	92.1	11,522,205	2.2	2.0	7
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	524,000	4	84.1	83.5	84.1	80.6	80.6	26,953,972	5.1	4.7	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	7	97.5	97.3	97.3	96.7	96.7	45,003,301	8.6	7.8	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	6	92.6	84.8	85.6	81.0	83.4	43,581,998	8.3	7.5	46
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12	100.0	100.0	90.3	90.3	90.3	93,682,300	8.3	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9	99.0	99.9	99.9	99.9	99.9	89,730,097	17.1	15.5	18
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	5	99.4	98.5	96.9	96.9	99.9	41,157,670	7.8	7.1	35
Subtotal / Weighted Average				8,135,645	70%	96.1%	95.4%	93.6%	92.0%	92.2%	$536,926,304	84.5%	84.8%	279

“Non Same Store”
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	1	100.0	100.0	72.5	72.5	72.5	8,617,385	1.6	1.5	2
Subtotal / Weighted Average				104,000	1%	100.0%	100.0%	72.5%	72.5%	72.5%	$8,617,385	2%	1%	2

Total / Weighted Average Manhattan Consolidated Properties				8,239,645	71%	96.1%	95.5%	93.3%	91.7%	92.0%	$545,543,689	86.1%		281
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$499,639,362		86.3%

Suburban Operating Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	1,790,700	0.3	0.3	2
1100 King Street - 2 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	30.3	30.3	30.3	30.3	47.9	719,033	0.1	0.1	3
1100 King Street - 3 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	21.7	21.7	21.7	21.7	21.7	729,543	0.1	0.1	2
1100 King Street - 4 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	85.8	85.8	85.8	85.8	84.6	2,034,318	0.4	0.4	10
1100 King Street - 5 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	87.7	93.1	93.1	92.0	92.0	1,910,082	0.4	0.3	8
1100 King Street - 6 Int’l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	1	56.7	56.7	56.7	56.7	56.7	1,487,380	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	2	99.0	99.0	76.2	76.2	75.2	4,436,097	0.8	0.8	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	2	75.1	75.6	75.6	75.1	74.3	2,836,206	0.5	0.5	9
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2	72.9	72.9	72.9	72.9	70.7	4,562,292	0.9	0.8	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2	81.2	81.1	81.1	80.2	80.2	4,822,787	0.9	0.8	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	2	97.8	96.6	96.6	97.8	97.8	5,156,538	1.0	0.9	7
140 Grand Street	100.0	White Plains, New York	Fee Interest	130,100	1	90.0	97.7	97.7	100.0	95.7	3,793,159	0.7	0.7	11
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3	94.0	92.3	92.3	92.3	90.9	13,511,502	2.6	2.3	20
Westchester, New York Subtotal / Weighted Average				2,135,100	18%	80.3%	80.6%	78.7%	78.8%	78.6%	$47,789,638	9.1%	8.3%	106

“Same Store” Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0	100.0	100.0	76.9	76.9	76.9	728,414	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1	88.9	88.9	80.9	80.9	77.7	5,214,426		0.5	10
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	2	97.8	97.8	97.8	97.8	99.1	7,870,186		0.7	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	2	80.4	88.0	89.2	89.2	90.6	4,821,210	0.9	0.8	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1	73.8	75.6	77.1	77.1	75.6	3,397,396	0.6	0.6	21
Connecticut Subtotal/Weighted Average				687,200	6%	86.6%	89.0%	86.8%	86.8%	86.6%	$22,031,632	1.7%	2.7%	67

“Same Store” New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2	66.2	66.2	66.2	62.4	61.1	4,101,192	0.8	0.7	6
New Jersey Subtotal / Weighted Average				278,000	2%	66.2%	66.2%	66.2%	62.4%	61.1%	$4,101,192	0.8%	0.7%	6

“Same Store” Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	3	94.6	95.6	94.7	94.7	94.4	11,937,596	2.3	2.1	68
Brooklyn, New York Subtotal / Weighted Average				317,600	3%	94.6%	95.6%	94.7%	94.7%	94.4%	$11,937,596	2.3%	2.1%	68

Total / Weighted Average Suburban Consolidated Properties				3,417,900	29%	81.8%	82.5%	80.8%	80.5%	80.2%	$85,860,057	13.9%		247
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$79,448,597		13.7%

Reckson Operating Properties Grand Total / Weighted Average				11,657,545	100%	91.9%	91.7%	89.6%	88.4%	88.5%	$631,403,745	100.0%		528
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$579,087,959		100.0%
Reckson Operating Properties Same Store Occupancy %				11,553,545	99%	91.8%	91.6%	89.8%	88.6%	88.7%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.

(2) The Company owns 50% of the fee interest.

Supplemental Information	Third Quarter 2015

SELECTED PROPERTY DATA Retail, Land & Residential Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2	54.3	54.3	77.2	100.0	N/A	457,411	2.0	31,331,717	1
115 Spring Street	100.0	Soho	Fee Interest	5,218	1	100.0	100.0	100.0	100.0	100.0	2,800,000	12.2	53,290,025	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	17	100.0	100.0	92.0	92.0	92.0	11,541,614	10.0	277,750,000	11
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	67	100.0	100.0	100.0	100.0	100.0	15,669,040	68.1	214,633,913	10
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	13	100.0	100.0	100.0	100.0	100.0	1,761,576	7.7	16,357,696	3
Total Retail Properties				404,892	100%	99.0%	99.0%	98.1%	98.6%	98.6%	$32,229,640	100.0%	$593,363,351	26

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100	100.0	100.0	100.0	100.0	100.0	3,677,574	100.0	153,745,356
Total Land Properties				176,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio

	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Sep-15	Jun-15	Mar-15	Dec-14	Sep-14	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	91.0	96.4	96.1	95.8	96.1	14,166,816	3,909	177,069,880	303
Total Residential Properties				222,855	333	91.0%	96.4%	96.1%	95.8%	96.1%	$14,166,816	$3,909	$177,069,880	303

Supplemental Information	Third Quarter 2015

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$134,831,433	(1)	$44.60	8.9%	$132,823,162	9.8%	A-
Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,401,435	124,339,674		$51.78	8.2%	124,339,674	9.2%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	85,455,805		$64.22	5.6%	85,455,805	6.3%	BBB
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	42,999,876		$66.71	2.8%	24,454,029	1.8%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	43,060,327		$74.85	2.8%	21,960,767	1.6%
The City of New York	16 Court Street & 100 Church Street	2017, 2030 & 2034	550,152	18,580,735		$33.77	1.2%	18,580,735	1.4%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,378,587		$43.32	1.4%	21,378,587	1.6%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	362,065	26,370,644		$72.83	1.7%	26,370,644	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	16,213,782		$47.80	1.1%	16,213,782	1.2%
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	303,980	14,289,544		$47.01	0.9%	14,289,544	1.1%	Aa2
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	295,226	12,531,599		$42.45	0.8%	12,531,599	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,459,601		$66.34	1.1%	8,904,396	0.7%
HF Management Services LLC	100 Church Street	2032	230,394	7,472,979		$32.44	0.5%	7,472,979	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,449,228		$28.31	0.4%	6,449,228	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,384,665		$41.23	0.6%	9,384,665	0.7%	Aa2
Bloomberg LP	919 Third Avenue	2029	212,307	11,032,501		$51.96	0.7%	5,626,576	0.4%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,127,378		$77.81	0.9%	14,127,378	1.0%	BBB
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2016, 2026 & 2031	178,955	9,705,147		$54.23	0.6%	9,496,720	0.7%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	10,294,260		$59.41	0.7%	10,294,260	0.8%	AA
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,182,348		$47.82	0.5%	8,182,348	0.6%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	162,009	4,391,535		$27.11	0.3%	4,391,535	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,382,524		$95.12	1.0%	15,382,524	1.1%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,431,957		$90.23	0.9%	14,431,957	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,326	9,909,020		$62.19	0.7%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016 & 2023	158,688	11,496,220		$72.45	0.8%	11,496,220	0.9%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	9,032,461		$57.18	0.6%	4,606,555	0.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,254,620		$89.43	0.9%	13,254,620	1.0%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2030 & 2031	147,613	7,203,046		$48.80	0.5%	7,203,046	0.5%
BNP Paribas	919 Third Avenue	2016	145,834	9,971,789		$68.38	0.7%	5,085,613	0.4%	A+
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,721,798		$68.68	0.6%	9,721,798	0.7%

Total			13,728,736	$738,955,082		$53.83	48.6%	$668,756,255	49.6%

(1) Reflects the net rent as of September 30, 2015 of $42.70 PSF for the 388-390 Greenwich Street lease.

(2) Corporate or bond rating from S&P or Moody’s.

Supplemental Information	Third Quarter 2015

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties
Arts, Ent. & Recreation	3.9%	0.1%
Business Services	2.7%	3.7%
Financial Services	33.9%	30.0%
Government / Non Profit	3.2%	5.6%
Legal	7.1%	13.1%
Manufacturing	2.1%	10.4%
Medical	2.3%	3.2%
Other	5.7%	2.7%
Professional Services	6.1%	12.2%
Retail	9.2%	3.2%

TAMI
Technology	1.5%	3.8%
Advertising	6.4%	0.9%
Media	15.5%	11.0%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	Third Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 6/30/15			672,693

Add: Acquired Vacancies	110 Greene Street		35,739
	11 Madison Avenue		657,231

Less: Sold Vacancies	120 West 45th Street		(16,733)

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	2	7,798	8,014	$55.37
	30 East 40th Street	3	1,308	1,308	$55.09
	110 East 42nd Street	1	3,033	3,033	$72.99
	304 Park Avenue South	1	2,720	2,835	$48.94
	420 Lexington Avenue	11	37,175	39,853	$45.86
	521 Fifth Avenue	3	32,144	34,770	$61.35
	555 West 57th Street	1	6,800	7,802	$41.42
	600 Lexington Avenue	1	4,481	4,481	$99.27
	609 Fifth Avenue	1	9,098	10,120	$61.77
	641 Sixth Avenue	1	19,000	19,000	$46.91
	800 Third Avenue	1	6,487	7,200	$49.04
	810 Seventh Avenue	1	7,779	8,692	$66.61
	919 Third Avenue	1	12,669	13,152	$90.56
	1185 Avenue of the Americas	1	10,047	10,047	$64.78
	1350 Avenue of the Americas	1	5,337	5,337	$64.68
	Total/Weighted Average	30	165,876	175,644	$58.30

Retail
	110 Greene Street	1	1,913	1,818	$198.02
	125 Park Avenue	1	815	906	$166.29
	919 Third Avenue	2	9,431	10,017	$86.77
	Total/Weighted Average	4	12,159	12,741	$108.82

Storage
	125 Park Avenue	1	750	875	$27.32
	Total/Weighted Average	1	750	875	$27.32

	Total Space which became available during the Quarter
	Office	30	165,876	175,644	$58.30
	Retail	4	12,159	12,741	$108.82
	Storage	1	750	875	$27.32
		35	178,785	189,260	$61.56

	Total Available Space		1,527,715

(1)  Escalated rent is calculated as total annual lease related income excluding electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Third Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/Rentable SF(2)	TI / Rentable SF	Free Rent # of Months
Available Space				1,527,715

Office
	3 Columbus Circle	5	7.9	25,931	25,992	$68.98	$—	$66.54	3.4
	30 East 40th Street	3	3.3	1,308	1,308	$59.92	$55.09	$—	—
	304 Park Avenue South	2	12.8	4,020	4,453	$62.00	$60.29	$55.00	9.0
	420 Lexington Avenue	8	4.4	9,709	11,219	$57.97	$48.21	$29.08	0.4
	461 Fifth Avenue	1	9.9	6,172	6,097	$88.00	$—	$94.25	3.0
	521 Fifth Avenue	1	2.0	5,822	6,580	$66.00	$53.78	$—	—
	555 West 57th Street	1	8.3	6,800	8,189	$55.00	$39.46	$20.00	5.0
	600 Lexington Avenue	1	10.4	8,875	8,875	$73.50	$73.95	$88.50	5.0
	641 Sixth Avenue	1	10.8	19,000	21,981	$82.00	$40.55	$65.00	10.0
	711 Third Avenue	1	5.1	2,886	3,141	$59.00	$51.22	$20.09	2.0
	810 Seventh Avenue	4	9.3	61,729	66,260	$70.97	$57.71	$53.16	3.7
	919 Third Avenue	1	12.6	12,052	13,152	$57.00	$90.56	$75.00	12.0
	1350 Avenue of the Americas	2	12.0	10,514	10,524	$73.81	$60.47	$66.96	5.0
	Total/Weighted Average	31	9.1	174,818	187,771	$69.70	$57.29	$56.08	4.9

Retail
	110 Greene Street	1	0.4	1,913	1,818	$198.02	$198.02	$—	—
	125 Park Avenue	1	15.0	7,201	6,234	$362.50	$—	$500.00	—
	919 Third Avenue	4	13.4	10,048	10,788	$81.52	$88.42	$—	10.1
	Total/Weighted Average	6	12.7	19,162	18,840	$185.74	$104.92	$165.45	5.8

Storage
	750 Third Avenue	1	12.1	1,350	1,350	$25.00	$—	$—	—
	Total/Weighted Average	1	12.1	1,350	1,350	$25.00	$—	$—	—

Leased Space
	Office (3)	31	9.1	174,818	187,771	$69.70	$57.29	$56.08	4.9
	Retail	6	12.7	19,162	18,840	$185.74	$104.92	$165.45	5.8
	Storage	1	12.1	1,350	1,350	$25.00	$—	$—	—
	Total	38	9.5	195,330	207,961	$79.92	$61.30	$65.62	4.9

Total Available Space as of 9/30/15				1,332,385

Early Renewals
Office
	125 Park Avenue	1	1.8	47,280	52,450	$70.00	$61.00	$—	—
	420 Lexington Avenue	4	5.2	9,694	10,824	$60.32	$51.95	$—	1.6
	521 Fifth Avenue	1	10.4	14,244	15,990	$53.00	$43.36	$20.00	3.0
	641 Sixth Avenue	1	10.3	21,000	21,981	$85.00	$42.97	$25.00	4.0
	Total/Weighted Average	7	5.3	92,218	101,245	$69.54	$53.33	$8.59	1.5

Retail
	100 Park Avenue	1	7.4	10,783	11,386	$79.04	$58.01	$—	1.0
	Total/Weighted Average	1	7.4	10,783	11,386	$79.04	$58.01	$—	1.0

Storage

Renewals
	Early Renewals Office	7	5.3	92,218	101,245	$69.54	$53.33	$8.59	1.5
	Early Renewals Retail	1	7.4	10,783	11,386	$79.04	$58.01	$—	1.0
	Total	8	5.6	103,001	112,631	$70.50	$53.80	$7.72	1.5

(1) Annual initial base rent.

(2) Escalated rent is calculated as total annual lease related income excluding electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $71.15/rsf for 131,384 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $70.45/rsf for 232,629 rentable SF.

Supplemental Information	Third Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Available Space at 6/30/15			1,183,391

Less: Sold Vacancies	The Meadows, Rutherford, New Jersey		(57,497)

Space which became available during the Quarter (2):
Office
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	1	4,918	4,918	$30.80
	115-117 Stevens Avenue, Valhalla, New York	1	900	911	$20.65
	200 Summit Lake Drive, Valhalla, New York	1	3,761	3,761	$26.26
	140 Grand Street, White Plains, New York	3	12,793	12,793	$38.70
	1 Landmark Square, Stamford, Connecticut	3	9,032	9,032	$36.92
	2 Landmark Square, Stamford, Connecticut	1	1,182	1,375	$31.50
	4 Landmark Square, Stamford, Connecticut	1	1,165	1,165	$37.97
	1010 Washington Boulevard, Stamford, Connecticut	2	13,941	13,941	$36.31
	1055 Washington Boulevard, Stamford, Connecticut	2	51,439	51,439	$42.57
	Jericho Plaza, Jericho, New York	4	41,406	41,406	$37.83
	16 Court Street, Brooklyn, New York	2	4,080	4,769	$28.81
	Total/Weighted Average	21	144,617	145,510	$38.38
Retail
	16 Court Street, Brooklyn, New York	1	150	150	$109.87
	Total/Weighted Average	1	150	150	$109.87

	Total Space which became available during the Quarter
	Office	21	144,617	145,510	$38.38
	Retail	1	150	150	$109.87
		22	144,767	145,660	$38.46

	Total Available Space		1,270,661

(1)  Escalated rent is calculated as total annual lease related income excluding electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Supplemental Information	Third Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,270,661

Office
	200 Summit Lake Drive, Valhalla, New York	1	7.4	4,115	4,115	$24.00	$—	$53.52	5.0
	500 Summit Lake Drive, Valhalla, New York	1	5.3	2,700	2,900	$24.25	$23.85	$34.44	4.0
	140 Grand Street, White Plains, New York	1	3.0	2,732	2,732	$36.50	$41.57	$—	—
	360 Hamilton Avenue, White Plains, New York	1	5.4	6,649	6,849	$40.00	$—	$30.00	5.0
	1 Landmark Square, Stamford, Connecticut	5	4.7	16,719	16,719	$31.52	$37.25	$24.80	4.1
	2 Landmark Square, Stamford, Connecticut	1	0.6	1,182	1,375	$31.50	$31.50	$—	—
	1010 Washington Boulevard, Stamford, Connecticut	2	5.3	11,347	11,347	$34.11	$33.78	$29.43	3.4
	1055 Washington Boulevard, Stamford, Connecticut	3	10.8	37,695	37,695	$37.19	$43.18	$54.78	11.1
	Jericho Plaza, Jericho, New York	1	10.5	20,771	20,771	$31.00	$—	$42.50	4.0
	Total/Weighted Average	16	8.2	103,910	104,503	$33.93	$40.05	$40.40	6.5

Retail
	16 Court Street, Brooklyn, New York	1	2.8	1,222	1,032	$47.00	$31.17	$7.50	1.0
	Total/Weighted Average	1	2.8	1,222	1,032	$47.00	$31.17	$7.50	1.0

Storage
	360 Hamilton Avenue, White Plains, New York	1	1.0	200	220	$18.00	$—	$—	—
	Total/Weighted Average	1	1.0	200	220	$18.00	$—	$—	—

Leased Space
	Office (3)	16	8.2	103,910	104,503	$33.93	$40.05	$40.40	6.5
	Retail	1	2.8	1,222	1,032	$47.00	$31.17	$7.50	1.0
	Storage	1	1.0	200	220	$18.00	$—	$—	—
	Total	18	8.1	105,332	105,755	$34.02	$39.85	$39.99	6.4

Total Available Space as of 9/30/15				1,165,329

Early Renewals
Office
	1100 King Street - 6 Int’l Drive, Rye Brook, New York	1	1.1	35,210	31,520	$29.00	$29.00	$—	1.0
	1 Landmark Square, Stamford, Connecticut	1	3.3	2,661	2,661	$35.00	$35.15	$—	3.3
	16 Court Street, Brooklyn, New York	1	3.0	1,250	1,531	$48.00	$36.05	$7.23	—
	Total/Weighted Average	3	1.3	39,121	35,712	$30.26	$29.76	$0.31	1.1

Renewals
	Early Renewals Office	3	1.3	39,121	35,712	$30.26	$29.76	$0.31	1.1
	Total	3	1.3	39,121	35,712	$30.26	$29.76	$0.31	1.1

(1) Annual initial base rent.

(2) Escalated rent is calculated as total annual lease related income excluding electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $36.34/rsf for 44,691 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $33.64/rsf for 80,403 rentable SF.

Supplemental Information	Third Quarter 2015

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)		14	38,564	0.19%	$2,849,217	$73.88	$66.84	0	0	0.00%	$0	$0.00	$0.00
2nd Quarter 2015 (1)		6	12,487	0.06%	$751,372	$60.17	$80.00	0	0	0.00%	$0	$0.00	$0.00
3rd Quarter 2015 (1)		9	34,974	0.18%	$1,679,876	$48.03	$59.38	1	14,274	0.44%	$659,605	$46.21	$75.00
4th Quarter 2015		26	229,919	1.15%	$12,997,801	$56.53	$67.13	8	116,154	3.59%	$6,567,330	$56.54	$63.02

Total 2015		55	315,944	1.58%	$18,278,266	$57.85	$66.74	9	130,428	4.03%	$7,226,935	$55.41	$64.33

2016		87	817,579	4.10%	$53,763,893	$65.76	$69.99	15	121,093	3.74%	$7,726,373	$63.81	$69.24
2017		109	1,741,110	8.72%	$96,240,302	$55.28	$68.20	17	164,432	5.08%	$14,895,918	$90.59	$82.38
2018		74	677,840	3.40%	$50,381,016	$74.33	$103.34	25	455,951	14.09%	$33,782,761	$74.09	$71.44
2019		73	1,090,394	5.46%	$73,364,115	$67.28	$69.83	24	233,454	7.21%	$17,478,717	$74.87	$76.78
2020		87	2,396,386	12.00%	$146,216,516	$61.02	$67.47	19	312,030	9.64%	$17,554,723	$56.26	$67.60
2021		48	1,607,209	8.05%	$94,326,013	$58.69	$61.95	12	187,143	5.78%	$13,341,756	$71.29	$89.88
2022		45	943,565	4.73%	$60,518,007	$64.14	$76.76	14	160,157	4.95%	$9,984,703	$62.34	$68.64
2023		33	634,863	3.18%	$35,030,248	$55.18	$63.86	17	785,705	24.28%	$51,166,879	$65.12	$67.26
2024		27	426,121	2.13%	$27,187,603	$63.80	$68.39	13	146,694	4.53%	$9,478,363	$64.61	$68.28
Thereafter		94	6,677,690	33.45%	$403,249,300	$60.39	$67.30	25	539,028	16.66%	$39,030,396	$72.41	$82.27
		732	17,328,701	86.80%	$1,058,555,279	$61.09	$69.02	190	3,236,115	100.00%	$221,667,523	$68.50	$73.22

	(5)	1	2,634,670	13.20%	$112,498,602
		733	19,963,371	100.00%	$1,171,053,880

(1) Includes month to month holdover tenants that expired prior to September 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of expiration.

(4) Management’s estimate of average asking rents for currently occupied space as of September 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

Supplemental Information	Third Quarter 2015

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2015 (1)	12	59,353	1.73%	$2,320,814	$39.10	$42.19	2	4,060	0.87%	$151,961	$37.43	$36.00
2nd Quarter 2015 (1)	3	3,738	0.11%	$127,858	$34.21	$34.33	1	3,975	0.85%	$111,902	$28.15	$27.53
3rd Quarter 2015 (1)	9	19,537	0.57%	$590,646	$30.23	$35.45	2	24,026	5.15%	$965,406	$40.18	$36.00
4th Quarter 2015	15	85,363	2.48%	$2,696,497	$31.59	$34.04	0	0	0.00%	$0	$0.00	$0.00

Total 2015	39	167,991	4.89%	$5,735,815	$34.14	$37.09	5	32,061	6.87%	$1,229,269	$38.34	$34.95

2016	53	367,577	10.69%	$12,964,117	$35.27	$38.65	1	15,004	3.21%	$546,654	$36.43	$36.00
2017	51	246,905	7.18%	$9,520,235	$38.56	$40.08	7	44,488	9.53%	$1,468,300	$33.00	$36.37
2018	58	312,445	9.09%	$11,038,226	$35.33	$36.94	3	54,052	11.58%	$2,249,604	$41.62	$36.00
2019	46	563,283	16.39%	$16,409,346	$29.13	$29.98	7	35,790	7.66%	$1,189,144	$33.23	$36.35
2020	36	373,756	10.87%	$11,996,653	$32.10	$34.95	3	38,562	8.26%	$1,452,651	$37.67	$36.00
2021	28	329,293	9.58%	$8,954,631	$27.19	$28.85	4	89,292	19.12%	$3,188,238	$35.71	$36.00
2022	16	104,781	3.05%	$4,004,093	$38.21	$38.06	2	19,883	4.26%	$683,223	$34.36	$36.53
2023	19	200,487	5.83%	$6,759,629	$33.72	$35.07	3	40,834	8.75%	$1,390,367	$34.05	$37.43
2024	16	243,445	7.08%	$8,109,210	$33.31	$38.99	3	60,136	12.88%	$1,962,651	$32.64	$36.37
Thereafter	38	527,235	15.34%	$15,509,146	$29.42	$32.04	5	36,836	7.89%	$1,225,934	$33.28	$37.52
	400	3,437,198	100.00%	$111,001,099	$32.29	$34.54	43	466,938	100.00%	$16,586,036	$35.52	$36.31

(1) Includes month to month holdover tenants that expired prior to September 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of expiration.

(4) Management’s estimate of average asking rents for currently occupied space as of September 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	Third Quarter 2015

ANNUAL LEASE EXPIRATIONS Retail Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)
Prime Retail
2015 (1)	8	7,816	1.66%	$637,037	$81.50	$84.57	5	9,781	3.21%	$375,345	$38.37	$40.29
2016	16	65,309	13.89%	$3,400,581	$52.07	$53.44	2	3,732	1.23%	$20,328	$5.45	$5.72
2017	12	57,973	12.33%	$3,231,137	$55.74	$75.41	6	15,951	5.24%	$893,525	$56.02	$85.36
2018	14	24,049	5.11%	$1,169,429	$48.63	$54.79	2	22,571	7.42%	$1,423,079	$63.05	$74.39
2019	5	7,450	1.58%	$647,865	$86.96	$83.21	0	0	0.00%	$0	$0.00	$0.00
2020	6	14,761	3.14%	$1,967,282	$133.28	$313.47	3	25,424	8.36%	$5,086,132	$200.05	$277.01
2021	1	108,148	22.99%	$7,567,316	$69.97	$70.00	5	26,753	8.79%	$4,303,088	$160.85	$214.19
2022	1	1,366	0.29%	$210,656	$154.21	$299.00	3	55,437	18.22%	$20,358,590	$367.24	$469.54
2023	2	8,776	1.87%	$717,458	$81.75	$134.08	2	7,131	2.34%	$1,402,759	$196.71	$350.00
2024	3	53,651	11.41%	$2,409,299	$44.91	$53.68	1	7,793	2.56%	$970,904	$124.59	$898.00
Thereafter	9	121,021	25.73%	$10,148,874	$83.86	$300.11	10	129,723	42.63%	$67,669,816	$521.65	$568.43
	77	470,320	100.00%	$32,106,933	$68.27	$134.89	39	304,296	100.00%	$102,503,566	$336.85	$412.40

Vacancy (5)		29,856				$561.74		45,358				$713.14
		500,176				$160.37		349,654				$451.41

Other Retail
2015 (1)	5	23,449	2.67%	$2,266,197	$96.64	$117.54	1	120	0.05%	$21,000	$175.00	$175.00
2016	10	66,766	7.62%	$7,231,638	$108.31	$144.42	2	2,294	0.99%	$163,818	$71.41	$73.58
2017	12	48,904	5.58%	$5,141,766	$105.14	$187.11	4	6,940	3.00%	$1,944,559	$280.20	$408.42
2018	10	63,522	7.25%	$11,697,686	$184.15	$454.75	7	13,587	5.87%	$1,897,858	$139.68	$180.59
2019	7	56,854	6.48%	$3,449,105	$60.67	$100.96	3	10,400	4.49%	$1,539,617	$148.04	$222.36
2020	10	58,857	6.71%	$7,150,499	$121.49	$117.06	3	32,800	14.16%	$1,446,530	$44.10	$54.52
2021	8	12,611	1.44%	$1,271,413	$100.82	$118.42	3	15,992	6.90%	$4,449,686	$278.24	$351.45
2022	13	117,569	13.41%	$14,612,756	$124.29	$171.15	6	12,603	5.44%	$1,585,518	$125.80	$177.98
2023	6	40,412	4.61%	$5,438,865	$134.59	$134.08	4	14,406	6.22%	$1,156,046	$80.25	$106.86
2024	7	28,143	3.21%	$4,718,560	$167.66	$171.74	11	30,774	13.29%	$3,671,093	$119.29	$134.66
Thereafter	33	359,672	41.02%	$53,190,321	$147.89	$186.73	18	91,692	39.59%	$13,256,277	$144.57	$165.37
	121	876,759	100.00%	$116,168,806	$132.50	$184.88	62	231,608	100.00%	$31,132,000	$134.42	$165.32

Vacancy (5)		30,928				$98.37		107,473				$125.07
		907,687				$181.93		339,081				$152.56

(1) Includes month to month holdover tenants that expired prior to September 30, 2015.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of expiration.

(4) Management’s estimate of average asking rents for currently occupied space as of September 30, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2015	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	97.0	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	84.1	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.6	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.5	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	97.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	91.9	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	75.6	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	97.2	$285,000,000
				1,146,000			$1,255,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	98.3	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.0	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	91.1	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	88.0	$330,000,000
				1,955,260			$704,600,000

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY - Cont. Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2015	Price ($’s) (1)

2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	91.9	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	98.5	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	72.9	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	43.9	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	90.9	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000
2015 Acquisition
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	84.0	$255,000,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	100.0	$4,650,000
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,313,916	71.6	71.6	$2,285,000,000
				2,606,962			$2,544,650,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY - Cont. Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448
				359,000	$161,000,000	$448
2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638
				345,400	$220,250,000	$638
2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344
				422,000	$145,000,000	$344
2015 Sales
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	$365,000,000	$830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	$115,000,000	$777
				588,000	$480,000,000	$816

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2015	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	88.1	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.3	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	66.8	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	73.8	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	94.6	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	76.6	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	—	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	94.6	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227
				211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307	$308

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343
				1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104
				130,000	$13,500,000	$104

2015 Sales
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	$121,100,000	$208
				582,100	$121,100,000	$208

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2015	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000

2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	85.0	$251,900,000
				160,550			$281,900,000

2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000

2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000

2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	89.1	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000

2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	—	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000

2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	93.7	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	83.1	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	100.0	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924

2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	95.8	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	95.9	$386,775,000
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	63.7	$146,221,990
				658,884			$587,896,990

2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	—	$295,000,000
				572,203			$947,714,000

2015 Acquisition
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	94.6	$40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	$6,798,627
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	85.7	$50,073,674
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Cast Iron / Soho	73,600	90.5	90.5	$63,690,000
				2,690,784			$160,562,301

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

Supplemental Information	Third Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811
				25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774	$1,535

2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908	$356

2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway	Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
				4,218,579	$1,687,147,844	$400

2015 Sales
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	$470,000,000	$431
				1,090,000	$470,000,000	$431

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	Third Quarter 2015

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

Matthew J. DiLiberto

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Maggie Hui

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).